PROSPECTUS
                                                         SMITH BARNEY HANSBERGER
                                                                          Global
                                                                       Small Cap
                                                                      Value Fund

                                                            AUGUST 28, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE




             LOGO                                  LOGO
         HANSBERGER                     SMITH BARNEY MUTUAL FUNDS
           GLOBAL                INVESTING FOR YOUR FUTURE. EVERY DAY./SM/
       INVESTORS, INC.

PROSPECTUS                                                August 28, 1998


Smith Barney Hansberger Global Small Cap Value Fund
388 Greenwich Street
New York, New York 10013
(800) 451-2010

 The primary investment objective of the Smith Barney Hansberger Global Small Cap Value Fund (the "Fund") is long-term capital growth. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers with relatively small market capitalizations.

 The Fund is one of a number of funds, each having distinct investment objec-tives and policies, making up the Smith Barney Investment Funds Inc. (the "Com-pany"). The Fund is an open-end, management investment company commonly referred to as a mutual fund.

 This Prospectus sets forth concisely certain information about the Company and the Fund, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

 Additional information about the Fund is contained in a Statement of Addi-tional Information dated August 28, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writ-ing the Fund at the telephone number or address set forth above or by contact-ing a Smith Barney Financial Consultant. The Statement of Additional Informa-tion has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

HANSBERGER GLOBAL INVESTORS, INC.
Sub-Investment Adviser

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            9
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   10
-------------------------------------------------
RISK FACTORS                                   19
-------------------------------------------------
VALUATION OF SHARES                            20
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             21
-------------------------------------------------
PURCHASE OF SHARES                             23
-------------------------------------------------
EXCHANGE PRIVILEGE                             32
-------------------------------------------------
REDEMPTION OF SHARES                           35
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           38
-------------------------------------------------
PERFORMANCE                                    38
-------------------------------------------------
MANAGEMENT OF THE COMPANY AND THE FUND         39
-------------------------------------------------
DISTRIBUTOR                                    40
-------------------------------------------------
ADDITIONAL INFORMATION                         41

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the distributor. This Prospectus does not constitute an offer by the Fund or the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY


 The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified management invest-ment company whose investment objective is long term capital growth. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers with relatively small market capitalizations. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. See "Purchase of Shares" and "Redemption of Shares."

 Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary-- Reduced or No Initial Sales Charge."

 Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. The CDSC may be waived for certain redemp-tions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

 Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternatives."

 Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Fund shares which, when combined with current holdings of Class L shares of the Fund, equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

 Class Y Shares. Class Y shares are available only to investors meeting an ini-tial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

 In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

 Intended Holding Period. The decision as to which Class of shares is more ben-eficial to an investor depends on the amount and intended holding period of his or her investment. Shareholders who are planning to establish a program of reg-ular investment may wish to consider Class A shares; as the investment accumu-lates, shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an investment alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares, which have a lower upfront sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a substantive sales charge discount and who have a short-term or undetermined time frame.

 Finally investors should consider the effect of the CDSC period and any con-version rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer term investment outlooks.

 Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but may be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares held in funds sponsored by Smith Barney Inc. ("SmithBarney'') listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Pur-chase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class L shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

 Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the pur-pose of the CDSC on the Class B and Class L shares is the same as that of an initial sales charge on the Class A shares.

 See "Purchase of Shares" and "Management of the Company and the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class L shares are available without a sales charge as investment alternatives under both of these programs. See "Pur-chase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs."

PURCHASE OF SHARES Shares may be purchased through a brokerage account main-tained at Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data" or the "Transfer Agent"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed

Retirement Plan. Investors in Class Y shares may open an account for an ini-tial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under
Section 403(b)(7) or Section 401(a) of the Code, the minimum initial invest-ment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. The minimum initial investment requirement for the purchase of Fund shares through the Systematic Investment Plan is described below. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Invest-ment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment requirements for Class A, Class B and Class L shares and the subsequent investment requirement for all classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

MANAGEMENT OF THE FUND Mutual Management Corp. ("MMC") (formerly known as Smith Barney Mutual Funds Management Inc.) serves as the Fund's investment manager. MMC provides investment advisory and management services to invest-ment companies affiliated with Smith Barney. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, including Asset Management, Con-sumer Finance Services, Life Insurance Services and Property & Casualty Insur-ance Services.

  Hansberger Global Investors, Inc. ("Hansberger"), serves as the Fund's sub-investment adviser. See "Management of the Company and the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respec-tive net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income and distribu-tions of net realized capital gains, if any, are declared and paid annually. See "Dividends, Distributions and Taxes."
REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution rein-vestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS The Fund invests principally in common stocks. The prices of common stocks and other securities fluctuate and, there-fore, the value of an investment in the Fund will vary based upon the Fund's investment performance. Any income from these investments will be incidental to the goal of capital appreciation. The Fund will invest in foreign securities which may result in higher costs than investments in U.S. securities, including foreign government taxes, which may reduce the investment return of the Fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about companies, less market liquidity, and political instability. The Fund may use management techniques and strategies involving options, futures contracts and options on futures (which are sometimes referred to as "derivatives"), as well as borrow-ing for leverage purposes. The utilization of these techniques may involve greater than ordinary investment risks and the likelihood of more volatile price fluctuation. See "Investment Objective and Management Policies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Fund's estimated operating expenses for its most recent fiscal period:

  SMITH BARNEY HANSBERGER GLOBAL SMALL CAP
  VALUE FUND                                 CLASS A  CLASS B CLASS L* CLASS Y
------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on
      purchases
      (as a percentage of offering price)     5.00%    None     1.00%   None
    Maximum CDSC (as a percentage of
      original cost or redemption proceeds,
      whichever is lower)                     None**   5.00%    1.00%   None
------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES***
    (as a percentage of average net assets)
    Management Fees (after fee waiver)           0%       0%       0%      0%
    12b-1 Fees****                            0.25     1.00     1.00    None
    Other Expenses (after reimbursement)      1.70     1.68     1.71    1.73
------------------------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES               1.95%    2.68%    2.71%   1.73%
------------------------------------------------------------------------------

   *Class L shares were previously named Class C shares. For shareholders who owned Class C shares of the Fund on June 12, 1998, Class L shares may be purchased without incurring the 1% initial sales charge until June 25, 1999.


  ** Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

 *** "Management fees" reflect the management fee waiver currently in effect for the Fund. Absent the fee waiver the management fee would be incurred at the rate of 1.05% of each Class' average daily net assets for the current fiscal period. Absent the fee waiver and expense reimbursement, total expenses would be incurred at the rate of 3.25%, 3.96%, 4.02% and 3.05% for Class A, Class B, Class L and Class Y shares, respectively.


**** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

 The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to Class B shares and Class L shares, an annual 12b-1 fee of 1.00% of the value of average daily net assets of that Class, consisting of a 0.25% service fee and a 0.75% distribution fee. "Other Expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

  SMITH BARNEY HANSBERGER GLOBAL SMALL CAP
  VALUE FUND                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
  An investor would pay the following expenses
  on a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the end
  of each time period:
    Class A...................................    69     108     150     266
    Class B...................................    77     113     152     283
    Class L...................................    47      93     152     311
    Class Y...................................    18      54      94     204
  An investor would pay the following expenses
  on the same investment, assuming the same
  annual return and no redemption:
    Class A...................................    69     108     150     266
    Class B...................................    27      83     142     283
    Class L...................................    37      93     152     311
    Class Y...................................    18      54      94     204
-------------------------------------------------------------------------------

 The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

FINANCIAL HIGHLIGHTS

  The following information has been audited by KPMG Peat Marwick LLP, inde-pendent auditors, whose report thereon for the fiscal period from December 19, 1997 to April 30, 1998 appears in the Fund's Annual Report dated April 30, 1998. The information below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report, which is incorporated by reference to the Statement of Additional Information.

  For a share of each class of capital stock outstanding throughout the peri-od:

                                                     1998
                                -----------------------------------------------
 SMITH BARNEY HANSBERGER          CLASS A     CLASS B     CLASS L     CLASS Y
 GLOBAL SMALL CAP VALUE FUND    SHARES(/1/) SHARES(/1/) SHARES(/1/) SHARES(/2/)
-------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
   PERIOD                         $11.40       $11.40     $11.40      $11.74
-------------------------------------------------------------------------------
 INCOME FROM OPERATIONS:
  Net investment income(/3/)        0.05         0.02       0.02        0.00*
  Net realized and unrealized
    gain                            0.93         0.93       0.93        0.63
-------------------------------------------------------------------------------
 Total Income From Operations       0.98         0.95       0.95        0.63
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS FROM:
  Net investment income            (0.01)       (0.01)     (0.01)        --
-------------------------------------------------------------------------------
 Total Distributions               (0.01)       (0.01)     (0.01)        --
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF
   PERIOD                         $12.37       $12.34     $12.34      $12.37
-------------------------------------------------------------------------------
 TOTAL RETURN++                     8.64%        8.38%      8.38%       5.37%
-------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD
   (000S)                         $9,296      $11,606     $2,682        $234
-------------------------------------------------------------------------------
 RATIO TO AVERAGE NET ASSETS+:
  Expenses(/3/)                     1.95%        2.68%      2.71%       1.73%
  Net investment income             1.28         0.58       0.58        2.42
-------------------------------------------------------------------------------
 PORTFOLIO TURNOVER RATE               2%           2%         2%          2%
-------------------------------------------------------------------------------
 AVERAGE COMMISSIONS PER SHARE
   ON EQUITY TRANSACTIONS(/4/)     $0.01        $0.01      $0.01       $0.01
-------------------------------------------------------------------------------

(1) For the period from December 19, 1997 (inception date) to April 30, 1998.

(2) For the period March 10, 1998 (inception date) to April 30, 1998.

(3) The Manager waived all of its fees for the period ended April 30, 1998. In addition, the Manager reimbursed the Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees had not been waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows.

                                       EXPENSE RATIOS
               NET INVESTMENT INCOME WITHOUT FEE WAIVERS
                PER SHARE DECREASES  AND REIMBURSEMENT+
               --------------------- -------------------
      Class A          $0.05                3.25%
      Class B           0.04                3.96
      Class L           0.04                4.02
      Class Y           0.00*               3.05

(4) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commissions on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

*  Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+  Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

 The Fund's investment objective is long-term capital growth. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers with relatively small market capitalizations (share price times number of equity securities outstanding) which, in the opinion of MMC and Hansberger, are undervalued. Income will be an incidental consideration.

 In making investment decisions for the Fund, Hansberger relies heavily on a fundamental analysis of securities with a long-term investment perspective. Hansberger's valuation methods focus on a company's share price in relation to earnings, dividends, assets, sales and a variety of other criteria. The Fund seeks to invest in companies whose securities are trading at the greatest dis-count to future earnings, cash flow and/or net asset value and Hansberger utilizes proprietary valuation screens, internal and external research sources and other fundamental analysis to identify those securities that appear to be undervalued. Once undervalued securities are identified, Hansberger analyzes each security, concentrating on a variety of fundamental issues, including sales growth, cash flow, new product development, management structure and other economic factors. This fundamental analysis results in a list of securi-ties meeting a strict value discipline, which are reviewed by Hansberger for inclusion in the Fund's portfolio.

 Hansberger seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. This global search provides Hansberger with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in companies with individual market capitalizations of $1.4 billion U.S. dollars or less (at the time of purchase). Under normal market conditions the Fund will invest its assets in at least three countries, which may include the United States.

 INVESTMENT POLICIES

 Although the Fund generally invests in common stocks, the Fund may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount, when Hansberger believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored Ameri-can Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other depository receipts (collective-ly, "Depositary Receipts"). The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, the Fund may invest in closed-end invest-ment companies holding foreign securities, and enter into transactions in options on securities, securities indices and foreign currencies, forward for-eign currency contracts, and futures contracts and related options. When deemed appropriate by MMC or Hansberger, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount sufficient to meet expenses or for day-to day operating purposes. These investment techniques are described below under "Investment Strategies and Techniques" and "Risk Factors". Whenever, in the judgment of Hansberger, market or economic conditions warrant, the Fund may adopt a temporary defen-sive position and may invest without limit in money market securities denomi-nated in U.S. dollars or in the currency of any foreign country. See " Invest-ment Strategies and Techniques--Temporary Investments."

 INVESTMENT STRATEGIES AND TECHNIQUES

 The Fund may also engage in the investment techniques and make the types of investments described and discussed below.

 Options Transactions. The Fund may seek to hedge all or a portion of its investments through options on other securities in which it may invest. Options which the Fund may purchase or sell will be traded on a recognized securities or futures exchange or over the counter. Options markets in emerg-ing countries are currently limited and the nature of the strategies adopted by Hansberger and the extent to which those strategies are used will depend on the development of such markets.

 The Fund may write (i.e., sell) covered call options. A call gives the pur-chaser the right to buy the security underlying the option from the Fund at the stated exercise price, on or before a specified date (the "termination date") that is usually not more than nine months from the date the option is issued. A call is "covered" if the Fund (i) owns the securities underlying the option or securities convertible or exchangeable (without the payment of any consideration) into the securities underlying the option, (ii) maintains in a segregated account with The Chase Manhattan Bank ("Chase"), the Fund's custo-dian, cash or equity and debt securities of any grade provided such securities have been determined by MMC and Hansberger to be liquid and unencumbered pur-suant to guidelines established by the Board of Directors ("eligible segre-gated assets") with a value sufficient to meet the Fund's obligations under the call, or (iii) owns an offsetting call option.

 The Fund may also write (i.e., sell) covered put options. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercis-able by the purchaser only on a specific date ). Generally, a put is "covered" if the Fund maintains eligible segregated assets equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price.

 The Fund may also purchase put or call options on individual securities or baskets of securities. When the Fund purchases a call, it acquires the right to buy the underlying security at the exercise price on or before the termination date, and when the Fund purchases a put, it acquires the right to sell the underlying security at the exercise price on or before the termination date.

 The primary risks associated with the use of options on securities are (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option. Options not traded on an exchange (OTC options) are generally consid-ered illiquid and may be difficult to value. Hansberger believes that the Fund will minimize its risk of being unable to close out an option contract by transacting in options only if there appears to be a liquid secondary market for those options.

 Real Estate Investment Trust Securities. The Fund may invest up to 10% of its assets in Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the proper-ties owned by the REIT or securing mortgage loans held by the REIT. A REIT is dependent upon cash flow from its investments to repay financing costs and the ability of the REIT's manager. REITs are also subject to risks generally asso-ciated with investments in real estate.

 Futures Contracts. The Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

 When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). With respect to positions in futures and related options that do not constitute "bona fide hedging" positions as defined in regulations of the Commodity Futures Trading Commission, the Fund will not enter into a futures contract or related option contract if, immediately there-after, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

 The primary risks associated with the use of futures and options on futures are (i) imperfect correlation between the change in market value of the securi-ties held by the Fund and the prices of related futures and options on futures purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract (or related option) and the resulting inability to close a futures position, which could have an adverse impact on the Fund's ability to hedge. The risk of loss in trading on futures contracts and related options in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Gains and losses on futures and related options depend on Hansberger's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. The risk that the Fund will be unable to close out a futures position or related options contract will be minimized by only entering into futures contracts or related options transactions for which there appears to be a liquid secondary market.

 Borrowing. The Fund may borrow money from U.S.-regulated banks in an amount not to exceed 33 1/3% of the Fund's total assets (including the amount borrow-ed) less all liabilities and indebtedness other than the borrowing. If the Fund borrows and uses the proceeds to make additional investments, income and appre-ciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage."

 Leverage creates an opportunity for increased returns to shareholders of the Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Fund's shares and in the Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the bor-rowing is outstanding. Leverage will create interest or dividend expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the inter-est or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Con-versely, if the income or other gain from the incremental assets is not suffi-cient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund.

 Depository Receipts. The Fund may purchase sponsored and unsponsored Deposi-tory Receipts that are or become available, including ADRs, GDRs, EDRs and other Depository Receipts. Depository Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. The depository for ADRs is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depository Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issu-er. For purposes of the Fund's investment policies, investments in Depository Receipts will be deemed to be investments in the underlying securities. Thus, a Depository Receipt representing ownership of common stock will be treated as common stock.

 Sovereign Debt. The Fund may invest in sovereign debt, which may trade at a substantial discount from face value. The Fund may hold and trade sovereign debt of emerging market countries in appropriate circumstances and participate in debt conversion programs. Emerging country sovereign debt is generally low-er-quality debt and is considered speculative in nature. The issuer or govern-mental authorities that control sovereign debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accor-dance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sover-eign debtor's policy towards the International Monetary Fund and the political constraints to which the sovereign debtor may be subject.


 Brady Bonds. The Fund may invest in Brady Bonds as part of its investment in sovereign debt of countries that have restructured or are in the process of restructuring their sovereign debt.

 Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the col-lateralized interest payments; (iii) the uncollateralized interest payment; and (iv) any uncollateralized interest and principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can viewed as speculative.

 Investment Funds. Some emerging countries have laws and regulations that pre-clude direct foreign investment in the securities of companies located there. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through specifically authorized investment funds. The Fund may invest in these investment funds, as well as other closed-end investment companies up to 10% of its assets, as permitted by the 1940 Act.

 Repurchase Agreements. In order to aid in cash management, the Fund may enter into repurchase agreements with brokers, dealers or banks ("counterparties") that MMC and Hansberger have determined meet the credit guidelines established by the Board of Directors. Repurchase agreements will be fully collateralized, and may be viewed for purposes of the 1940 Act as a loan of money by the Fund to the counterparty. The Fund may incur a loss if the counterparty defaults and the collateral value declines, or if bankruptcy proceedings are commenced regarding the counterparty and the Fund's realization upon the collateral is delayed or limited.

 Securities Lending. Consistent with applicable regulatory requirements, the Fund is authorized to lend portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increas-ing its net investment income. Any such loan must be fully secured, however, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrowers of the securities fail finan-cially.

 Temporary Investments. The Fund may make money market investments pending other investments or settlement for liquidity, or in adverse market condi-tions. These money market investments include obligations of the U.S. Govern-ment and its agencies and instrumentalities, obligations or foreign sovereign-ties, other debt securities, commercial paper including bank obligations, cer-tificates of deposit (including Eurodollar certificates of deposit) and repur-chase agreements.

 For temporary defensive purposes, during periods in which MMC or Hansberger believes changes in economic, financial or political conditions make it advis-able, the Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, multicurrency units). These short-term and medium-term debt securities consist of (a) obligations of gov-ernments, agencies or instrumentalities of any member state of the Organiza-tion for Economic Cooperation and Development ("OECD"), (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bank-ers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency: (c) floating rate securities and other instruments dominated in any currency issued by international development agencies: (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards: and
(e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that MMC and Hansberger believe to be of high quality, i.e., subject to relatively low risk of loss of interest or principal. There is currently no rating system for debt securities in most emerging countries. If rated, these securities will be rated in one of the three highest rating categories by any nationally recog-nized statistical rating organization ("NRSRO") such as A or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group.

 When-Issued Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. The price of debt obligations purchased on a when-issued basis is fixed at the time the Fund commits to purchase, but delivery and payment for the securities ("settlement") take place at a later date. The price of these securities may be expressed in yield terms. The Fund will enter into these transactions in order to lock in the yield (price) available at the time of commitment.

 Between purchase and settlement, the Fund assumes the ownership risk of the when-issued securities, including the risk of fluctuations in the securities market value due to, among other factors, a change in the general level of interest rates. However, no interest accrues to the Fund during this period.

 Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies. The Fund may enter into forward foreign currency exchange con-tracts ("forward contracts"), providing for the purchase of or sale of an amount of a specified currency at a future date. The Fund may use forward con-tracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. The Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations. Forward contracts may limit the Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized. The Fund may also enter into foreign currency futures contracts ("currency futures").

 When the Fund enters into a forward contract or currency future, it will place in a segregated account maintained with Chase eligible segregated assets in an amount equal to the value of the Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the account on a daily basis so that the account value is at least equal to the Fund's commitments to such contracts.

 The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the pre-mium received, and the Fund could be required to purchase or sell foreign cur-rencies at disadvantageous exchange rates, thereby incurring losses. The pur-chase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

 Forward Roll Transactions. In order to enhance current income, the Fund may enter into forward roll transactions. In a forward roll transaction, the Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securi-ties sold by the Fund may decline below the repurchase price of those securi-ties. At the time the Fund enters into forward roll transactions, it will place in a segregated account with Chase eligible segregated assets having a value equal to the repurchase price (including accrued interest) and will subse-quently monitor the account to insure that such equivalent value is maintained.

 Non-Publicly Traded Securities. The Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter, including pri-vately placed securities. These securities may present a higher degree of busi-ness and financial risk, which can result in substantial losses. In the absence of a public trading market for these securities, they may be less liquid than pub-licly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may consider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the costs of registration. The Fund may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market. The Fund may invest in securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities"). The Board of Directors has delegated to MMC and Hansberger, subject to the Board's supervision, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities held by the Fund which have been determined to be liquid will not be subject to the 15% limitation described above. However, Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring them.

 Short Sales. The Fund may sell securities short "against the box", that is, sell a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future.

 Year 2000. The investment management services provided to the Fund by MMC and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. MMC and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that MMC, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

 In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.

RISK FACTORS


 FOREIGN INVESTMENT

 Investment in securities of foreign issuers and in foreign branches of domes-tic banks involves some risks different from, or in addition to, those affect-ing investments in securities of U.S. issuers. For example, publicly available information about foreign issuers and economies may be limited; foreign issuers are not generally subject to uniform accounting, auditing and other reporting standards; securities of foreign issuers may be less liquid and more volatile than those of domestic issuers; dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes; risks of seizure, nationalization or expropriation of a foreign issuer exists; and, since securi-ties of foreign issuers are frequently denominated in foreign currencies, investments in these securities may involve currency exchange risks.

 INVESTING IN SMALLER CAPITALIZATION STOCKS

 MMC and Hansberger believe that the issuers of smaller capitalization stocks often have sales and earnings growth rates which exceed those of larger compa-nies, and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller capitalization compa-nies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more suscepti-ble to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than securities of larger capitalization companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

 INVESTING IN LOWER RATED DEBT SECURITIES

 When deemed appropriate, the Fund may invest up to 10% of its assets in lower rated or unrated debt securities. Debt considered below investment grade may be referred to as "junk bonds" or "high risk" securities. The emerging country debt securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard or equivalent. Debt securities are subject to the risk of the issuer's inability to meet principal and inter-est payments (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the issuer's creditworthiness and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in general levels of interest rates. The market values of debt secu-rities tend to vary inversely with interest rate levels. Yields and market val-ues of lower rated and unrated debt will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Hansberger will consider credit risk and market risk in making debt security investment decisions for the Fund. Investors should carefully consider the relative risks of investing in the Fund because it purchases lower rated and unrated debt securities, and should understand that such securities are not generally meant for short-term investment.

 The U.S. market for lower rated and unrated corporate debt is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. In addition, trading markets for debt securities of issuers located in emerging countries may be limited. Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for emerging country debt securities. Such disruptions may severely affect the ability of issuers, espe-cially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few mar-ket makers, may not be as liquid as the secondary market for more highly rated securities. As a result, Hansberger could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

VALUATION OF SHARES


 The Fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding.

 Generally, the Fund's investments are valued at market value, or, in the absence of a market value with respect to any securities, at fair value. Secu-rities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assis-tance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchange, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be deter-mined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Unlisted foreign securities are valued at the mean between the last available bid and offer price prior to the time of valuation. Any assets or liabilities initially expressed in terms of foreign currencies will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. Securities for which market quotations are not readily available are valued at fair value. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors.

DIVIDENDS, DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

  The Fund's policy is to distribute dividends from net investment income and, net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized, in order to avoid a Federal excise tax liability. If a shareholder does not otherwise instruct, dividends and cap-ital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or CDSC.

  The per share amounts of dividends from net investment income on Classes B and L may be lower than that of Classes A and Y, mainly as a result of the dis-tribution fees applicable to Class B and L shares. Similarly, the per share amounts of dividends from net investment income on Class A shares may be lower than that of Class Y, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same amount across all Classes of Fund shares (A, B, L and Y).

  TAXES

  The following is a summary of the material federal tax considerations affect-ing the Fund and Fund shareholders. Please refer to the Statement of Additional Information for further discussion. In addition to the considerations described below and in the Statement of Additional Information, there may be other feder-al, state, local, and/or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of any investment.

  The Fund intends to qualify, as it has previously, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated invest-ment company. In each taxable year that the Fund qualifies, so long as such qualification is in the best interests of its shareholders, the Fund will pay no federal income tax on its net investment company taxable income and long-term capital gain that is distributed to shareholders.

  Dividends paid from net investment income and net realized short-term securi-ties gain, are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains, derived from the sale of securities held by the Fund for more than one year, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Fund shares.

  Shareholders are required to pay tax on all taxable distributions, even if those distributions are automatically reinvested in additional Fund shares. Dividends consisting of interest from U.S. government securities, if any, may be exempt from state and local income taxes. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  A shareholder's gain or loss on the disposition of Fund shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at disposi-tion. Losses realized by a shareholder on the disposition of Fund shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

  The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for share-holders who do not provide the Fund with a correct taxpayer identification num-ber (social security or employer identification number). Withholding from tax-able dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholder's federal income tax return.

PURCHASE OF SHARES


 SALES CHARGE ALTERNATIVES

  The following Classes of shares are available for purchase through this Pro-spectus. See "Prospectus Summary--Alternative Purchase Arrangements" for a dis-cussion of factors to consider in selecting which Class of shares to purchase.

  Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                     SALES CHARGE  SALES CHARGE        DEALER'S
AMOUNT OF             AS A % OF      AS A % OF    REALLOWANCE AS % OF
INVESTMENT           TRANSACTION  AMOUNT INVESTED   OFFERING PRICE
---------------------------------------------------------------------
Less than $25,000        5.00%         5.26%             4.50%
$ 25,000 - $49,999       4.00          4.17              3.60
$ 50,000 - $99,999       3.50          3.63              3.15
$100,000 - $249,999      3.00          3.09              2.70
$250,000 - $499,999      2.00          2.04              1.80
$500,000 and over         *              *                 *
---------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of CDSC."

  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended (the "1933 Act"). The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

  Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

  Class L Shares. Class L shares are sold with an initial sales charge of 1% (which is equal to 1.01% of the amount invested) and are subject to a CDSC pay-able upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 25, 1999 purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1% front-end sales charge.

  Class Y Shares. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except purchase of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

 GENERAL

  Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the sell-ing group. In addition, certain investors, including qualified retirement plans and certain institutional investors, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account mainte-nance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Transfer Agent are not subject to a maintenance fee.

  Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA of a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Clas-ses. For participants in retirement plans qualified under Section 403(b)(7) or
Section 401(c) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirements for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Transfer Agent.

  Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset val-ue, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or the Transfer Agent. The Sys-tematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Addi-tional information is available from the Fund or a Smith Barney Financial Con-sultant.

 SALES CHARGE WAIVERS AND REDUCTIONS--INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and any Travelers Affiliated Funds including the Smith Barney Mutual Funds (including retired Board Members and employees), the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-shar-ing or other benefit plan for such persons (ii) employees of Hansberger and their immediate family and (iii) employees of members of the National Associa-tion of Securities Dealers, Inc., provided such sales are made upon the assur-ance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase,
(b) offers of Class A shares to any other investment company to effect the com-bination of such company with the Fund by merger, acquisition of assets or oth-erwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and
(iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by regis-tered investment advisory subsidiaries of Travelers; (f) direct rollovers by plan participants of distribution from a 401(k) plan enrolled in the Smith Bar-ney

401(k) Program (Note: subsequent investment will be subject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregis-tered variable annuity contracts; and (h) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION

  Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient infor-mation at the time of purchase to permit verification that the purchase quali-fies for the reduced sales charge. The right of accumulation is subject to mod-ification or discontinuance at any time with respect to all shares purchased thereafter.

 GROUP PURCHASES

  Upon completion of certain automated systems, a reduced sales charge or pur-chase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such group will be determined by the table set forth above under "Sales Charge Alternatives--Class A Shares" and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligi-ble for such reduced sales charges or to purchase at net asset value, all pur-chases must be pursuant to an employee or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provided for payroll deductions, IRAs or investment pursuant to retirement plans under Section 401 or 408 of the Code. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uni-form criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

 LETTER OF INTENT

  Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made dur-ing the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

  Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or the Transfer Agent for further information.

 DEFERRED SALES CHARGE PROVISIONS

  "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a CDSC. A CDSC may be imposed on certain redemptions of these shares.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class A shares and Class L shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs."

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE      CDSC
---------------------------------
      First                 5.00%
      Second                4.00
      Third                 3.00
      Fourth                2.00
      Fifth                 1.00
      Sixth and thereafter  0.00

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. They will also be converted at that time such propor-tion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements--Class B Shares Conversion Feature."

  The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemp-tion. The amount of any CDSC will be paid to Smith Barney.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her invest-ment. Assuming at the time of the redemption the net asset value had appreci-ated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchange (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan com-mences (see "Automatic Cash Withdrawal Plan") (provided, however, that auto-matic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemp-tions of shares made in connection with qualified distributions from retire-ment plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemp-tions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addi-tion, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

 SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans par-ticipating ("Participating Plans") in these programs.

  The Fund offers to Participating Plans Class A and Class L shares as invest-ment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class L shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class L shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in the Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as otherwise described below.

  Class A Shares. Class A shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

  Class L Shares. Class L shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class L shares of one or more funds of the Smith Barney Mutual Funds.

  401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. If, at the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program, a Par-ticipating Plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, it will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. (For Partic-ipating Plans that were originally established through a Smith Barney retail brokerage account, the five year period will be calculated from the date the retail brokerage account was opened.) Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anni-versary date. If the Participating Plan does not qualify for the five year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

  401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Par-ticipating Plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

  Any Participating Plan in the Smith Barney 401(k) Program that has not previ-ously qualified for an exchange into Class A shares will be offered the oppor-tunity to exchange all of its Class L shares for Class A shares of the Fund, regardless of asset size, at the end of the eighth year after the date the Par-ticipating Plan enrolled in the Smith Barney 401(k) Program. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class L shares of the Fund but instead may acquire Class A shares of the Fund. Any Class L shares not converted will continue to be sub-ject to the distribution fee.

  Participating Plans wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from First Data. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

  Existing 401(k) Plans Investing in Class B Shares. Class B shares of the Smith Barney Mutual Funds are not available for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by any Par-ticipating Plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds, if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

  At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, the Participating Plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the Fund. Such Participating Plan will be notified of the pending exchange in writ-ing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Par-ticipating Plan will not be eligible to acquire additional Class B shares of the Fund but instead may acquire Class A shares of the Fund. If the Participat-ing Plan elects not to exchange all of its Class B shares at that time, each Class B share held by the Participating Plan will have the same conversion fea-ture as Class B shares held by other investors. See "Purchase of Shares-- Deferred Sales Charge Alternatives".

  No CDSC is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made dur-ing the preceding eight years. Whether or not the CDSC applies to the redemption by a Participating Plan depends on the number of years since the Participating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the CDSC to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

  The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of:
(a) the retirement of an employee in the Participating Plan; (b) the termina-tion of employment of an employee in the Participating Plan; (c) the death or disability of an employee in the Participating Plan; (d) the attainment of age 59 1/2 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the Par-ticipating Plan to an employee.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

 FUND NAME

 Growth Funds

    Concert Peachtree Growth Fund

    Concert Social Awareness Fund

    Smith Barney Aggressive Growth Fund Inc.

    Smith Barney Appreciation Fund Inc.

    Smith Barney Balanced Fund

    Smith Barney Contrarian Fund

    Smith Barney Convertible Fund

    Smith Barney Fundamental Value Fund Inc.

    Smith Barney Funds, Inc.--Large Cap Value Fund

    Smith Barney Large Cap Blend Fund

    Smith Barney Large Capitalization Growth Fund

    Smith Barney Mid Cap Blend Fund

    Smith Barney Natural Resources Fund Inc.

    Smith Barney Premium Total Return Fund

    Smith Barney Small Cap Blend Fund, Inc.

    Smith Barney Special Equities Fund

 Taxable Fixed-Income Funds

    **Smith Barney Adjustable Rate Government Income Fund

    Smith Barney Diversified Strategic Income Fund

+++Smith Barney Funds, Inc.--Short-Term High Grade Bond Fund

    Smith Barney Funds, Inc.--U.S. Government Securities Fund

    Smith Barney Government Securities Fund

    Smith Barney High Income Fund

    Smith Barney Investment Grade Bond Fund

    Smith Barney Managed Governments Fund Inc.

    Smith Barney Total Return Bond Fund

 Tax-Exempt Funds

    Smith Barney Arizona Municipals Fund Inc.

    Smith Barney California Municipals Fund Inc.

    *Smith Barney Intermediate Maturity California Municipals Fund

    *Smith Barney Intermediate Maturity New York Municipals Fund

    Smith Barney Managed Municipals Fund Inc.

    Smith Barney Massachusetts Municipals Fund

    Smith Barney Municipal High Income Fund

    Smith Barney Muni Funds--Florida Portfolio

    Smith Barney Muni Funds--Georgia Portfolio

    *Smith Barney Muni Funds--Limited Term Portfolio

    Smith Barney Muni Funds--National Portfolio

    Smith Barney Muni Funds--New York Portfolio

    Smith Barney Muni Funds--Pennsylvania Portfolio

    Smith Barney New Jersey Municipals Fund Inc.

    Smith Barney Oregon Municipals Fund

 Global-International Funds

    Smith Barney Hansberger Global Value Fund

    Smith Barney World Funds, Inc.--Emerging Markets Portfolio

    Smith Barney World Funds, Inc.--European Portfolio

    Smith Barney World Funds, Inc.--Global Government Bond Portfolio

    Smith Barney World Funds, Inc.--International Balanced Portfolio

    Smith Barney World Funds, Inc.--International Equity Portfolio

    Smith Barney World Funds, Inc.--Pacific Portfolio

 Smith Barney Concert Allocation Series Inc.

    Smith Barney Concert Allocation Series Inc.--Balanced Portfolio

    Smith Barney Concert Allocation Series Inc.--Conservative Portfolio Smith Barney Concert Allocation Series Inc.--Global Portfolio

    Smith Barney Concert Allocation Series Inc.--Growth Portfolio

    Smith Barney Concert Allocation Series Inc.--High Growth Portfolio

    Smith Barney Concert Allocation Series Inc.--Income Portfolio

 Money Market Funds

    +Smith Barney Exchange Reserve Fund

    ++Smith Barney Money Funds, Inc.--Cash Portfolio

    ++Smith Barney Money Funds, Inc.--Government Portfolio

    ***Smith Barney Money Funds, Inc.--Retirement Portfolio

    +++Smith Barney Municipal Money Market Fund, Inc.

    +++Smith Barney Muni Funds--California Money Market Portfolio

    +++Smith Barney Muni Funds--New York Money Market Portfolio.
--------------------------------------------------------------------------------

  * Available for exchange with Class A, Class L and Class Y shares of the
    Fund.

 ** Available for exchange with Class A and Class B shares of the Fund.

***Available for exchange with Class A shares of the Fund.

  + AVAILABLE FOR EXCHANGE WITH CLASS B AND CLASS L SHARES OF THE FUND.

 ++ AVAILABLE FOR EXCHANGE WITH CLASS A AND CLASS Y SHARES OF THE FUND. IN
    ADDITION, PARTICIPATING PLANS OPENED PRIOR TO JUNE 21, 1996 AND INVESTING IN CLASS L SHARES MAY EXCHANGE FUND SHARES FOR CLASS L SHARES OF THIS FUND.

+++ AVAILABLE FOR EXCHANGE WITH CLASS A AND Y SHARES OF THE FUND.

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

  Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

  Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respec-tive class in any of the funds identified above may do so without imposition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. MMC may deter-mine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, MMC will notify Smith Barney and Smith Barney may, at its discretion, decide to limit addi-tional purchases and/or exchanges by the shareholder. Upon such a determina-tion, Smith Barney will provide notice in writing or by telephone to the share-holder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds listed above, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in deter-mining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program". Exchanges will be processed at the net asset value next determined. Redemption procedures dis-cussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the reg-istration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES

  The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemption request will be delayed until First Data receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper ten-der, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Finan-cial Consultant, Introducing Broker or dealer in the selling group or by sub-mitting a written request for redemption to:

  Smith Barney Hansberger Global Small Cap Value Fund
  Class A, B, L or Y (please specify)
  c/o First Data Investor Services Group, Inc.
  P.O. Box 5128
  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guar-antor institution such as a domestic bank, savings and loan institution, domes-tic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an invest-or's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive periodic cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant or their financial consultant, introducing broker or dealer in the Selling Group.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must com-plete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by First Data upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial invest-ment in the Fund.)

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

  Additional Information regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

MINIMUM ACCOUNT SIZE

  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size). The Fund, howev-er, will not redeem shares based solely on market reductions in net asset val-ue. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE

  From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the invest-ment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeem-able value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating cur-rent dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE COMPANY AND THE FUND

 BOARD OF DIRECTORS

  Overall responsibility for management and supervision of the Fund rests with the Company's Board of Directors. The Directors approve all significant agree-ments between the Company and the companies that furnish services to the Fund and the Company, including agreements with its distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the Fund are dele-gated to the Fund's investment manager. The Statement of Additional Information contains background information regarding each Director and execu-tive officer of the Company.

 INVESTMENT MANAGER--MMC

  MMC, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment manager pursuant to an investment management agreement entered into by the Company, on behalf of the Fund. MMC renders investment advice to investment companies which had aggregate assets under management as of July 31, 1998, in excess of $100 billion. For investment management services rendered, the Fund pays MMC a monthly fee at the annual rate of 1.05% of the value of its average daily net assets. From its fee, MMC pays Hansberger a fee of 0.60% of the value of the Fund's average net assets, for its services as sub-investment adviser.


  MMC waived its management fee for the Fund for the fiscal period ended April 30, 1998, and the effective rate of the management fee was 0%. For the past fiscal period, total operating expenses without fee waivers and reimbursement of expenses were 3.25% of the average daily net assets for Class A shares; 3.96% of the average daily net assets of Class B shares; 4.02% of the average daily net assets for Class L shares; and 3.05% of the average daily net assets for Class Y shares.

 SUB-INVESTMENT ADVISER--HANSBERGER

  Hansberger, located at 515 Las Olas Blvd., Suite 1300, Fort Lauderdale, Flor-ida 33301, serves as the Fund's sub-investment adviser. Hansberger provides investment advisory services to investment companies that had aggregate total assets under management as of July 31, 1998 of approximately $2.0 billion. Sub-ject to the supervision and direction of the Company's Board of Directors, Hansberger manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfo-lio managers and securities analysts who provide research services to the Fund.

 PORTFOLIO MANAGEMENT

  Lauretta (Retz) Reeves, Vladimir Tyurenkov, Robert Mazuelos and Victoria Gretzky manage the day-to-day investment operations of the Fund, including the oversight of investment decisions. Ms. Reeves has been a portfolio manager and

Managing Director of Hansberger since 1996. In July, 1997, Ms. Reeves became Hansberger's Director of Research. Prior to joining Hansberger, she was Senior Vice President of Templeton Worldwide Inc. ("Templeton"). Mr. Tyurenkov has been a Managing Director of Eastern Europe and Russia for Hansberger since 1995. Prior to that time he worked for the Russian Government. Mr. Mazuelos has been a research analyst and assistant portfolio manager for Hansberger since 1995. Prior to that time he was a performance analyst at Templeton Investment Counsel, Inc. Ms. Gretzky has been a research analyst for Hansberger since 1995. Prior to that time she was a research analyst for Optimum Consulting, a Russia based firm specializing in restructuring Russian companies.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction has been approved by the stockholders of each of Travelers and Citicorp. Upon consumma-tion of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regula-tions. Although the effects of the merger of Travelers and Citicorp and compli-ance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Adviser does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

DISTRIBUTOR

  Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the annual rate of 0.75% of the average daily net assets attributable to those Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to distribution fees. The fees are used by Smith Barney to pay its Financial Con-sultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a con-tinuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

  Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Company's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

  The Glass-Steagall Act currently prohibits certain financial institutions from underwriting securities of open-end investment companies, such as the Fund. Therefore, in connection with the anticipated merger of Travelers and Citicorp and as a consequence of the anticipated applicability of the BHCA and the Glass-Steagall Act, the Fund plans to retain the services of a new entity (which is not otherwise affiliated with Travelers) to act as distributor of the Portfolio's shares.

ADDITIONAL INFORMATION

  The Company was organized as a Maryland corporation pursuant to Articles of Incorporation dated September 29, 1981, as amended from time to time. The Fund offers shares of common stock currently classified into four Classes, A, B, L and Y, with a par value of $.001 per share. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the desig-nation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privi-lege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the differ-ent Classes. The Directors, on an ongoing basis, will consider whether any such conflicts exists and, if so, take appropriate action.

  Chase, located at Chase Metrotech Center, Brooklyn, New York 11245, serves as custodian of the Fund's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Company does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Company's out-standing shares and the Company will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the Company will be voted on a Company-wide basis on all matters except matters affecting only the interests of one Fund or one Class of shares.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include a list of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Company plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household hav-ing multiple accounts with the identical address of record will receive a sin-gle copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or First Data.

                    [This page intentionally left blank]

                    [This page intentionally left blank]

                                               SMITH BARNEY
                                               --------------------------------
                                               A Member of TravelersGroup[LOGO]





                                                                    SMITH BARNEY
                                                                      HANSBERGER
                                                                          GLOBAL
                                                                       SMALL CAP
                                                                      VALUE FUND

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                              FD 01336 8/98

PROSPECTUS

                                                         SMITH BARNEY HANSBERGER
                                                                          Global
                                                                      Value Fund
                                                                 AUGUST 28, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE




             LOGO                                  LOGO
         HANSBERGER                     SMITH BARNEY MUTUAL FUNDS
           GLOBAL                INVESTING FOR YOUR FUTURE. EVERY DAY./SM/
       INVESTORS, INC.

PROSPECTUS                                                August 28, 1998

Smith Barney Hansberger Global Value Fund
388 Greenwich Street
New York, New York 10013
(800) 451-2010

 The investment objective of Smith Barney Hansberger Global Value Fund (the "Fund") is long-term capital growth. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers.

 The Fund is one of a number of funds, each having distinct investment objec-tives and policies, making up the Smith Barney Investment Funds Inc. (the "Com-pany"). The Fund is an open-end, management investment company commonly referred to as a mutual fund.

 This Prospectus sets forth concisely certain information about the Company and the Fund, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

 Additional information about the Fund is contained in a Statement of Addi-tional Information dated August 28, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writ-ing the Fund at the telephone number or address set forth above or by contact-ing a Smith Barney Financial Consultant. The Statement of Additional Informa-tion has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

HANSBERGER GLOBAL INVESTORS, INC.
Sub-Investment Adviser

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                           10
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   11
-------------------------------------------------
RISK FACTORS                                   20
-------------------------------------------------
VALUATION OF SHARES                            21
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             21
-------------------------------------------------
PURCHASE OF SHARES                             23
-------------------------------------------------
EXCHANGE PRIVILEGE                             32
-------------------------------------------------
REDEMPTION OF SHARES                           35
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           38
-------------------------------------------------
PERFORMANCE                                    38
-------------------------------------------------
MANAGEMENT OF THE COMPANY AND THE FUND         39
-------------------------------------------------
DISTRIBUTOR                                    41
-------------------------------------------------
ADDITIONAL INFORMATION                         42

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the distributor. This Prospectus does not constitute an offer by the Fund or the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY


 The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified management invest-ment company whose investment objective is to seek long term capital growth. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers. See "Investment Objective and Manage-ment Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. See "Purchase of Shares" and "Redemption of Shares."

 Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary-- Reduced or No Initial Sales Charge."

 Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. The CDSC may be waived for certain redemp-tions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

 Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternatives."

 Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Fund shares which, when combined with current holdings of Class L shares of the Fund, equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

 Class Y Shares. Class Y shares are available only to investors meeting an ini-tial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

 In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

 Intended Holding Period. The decision as to which Class of shares is more ben-eficial to an investor depends on the amount and intended holding period of his or her investment. Shareholders who are planning to establish a program of reg-ular investment may wish to consider Class A shares; as the investment accumu-lates, shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an investment alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares, which have a lower upfront sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a substantive sales charge discount and who have a short-term or undetermined time frame.

 Finally investors should consider the effect of the CDSC period and any con-version rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer term investment outlooks.

 Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but may be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares held in funds sponsored by Smith Barney Inc. ("SmithBarney'') listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Pur-chase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class L shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

 Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the pur-pose of the CDSC on the Class B and Class L shares is the same as that of an initial sales charge on the Class A shares.

 See "Purchase of Shares" and "Management of the Company and the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class L shares are available without a sales charge as investment alternatives under both of these programs. See "Pur-chase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs."

PURCHASE OF SHARES Shares may be purchased through a brokerage account main-tained at Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"or the "Transfer Agent"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the subse-quent investment requirement for all Classes is $25. The minimum initial investment requirement for the purchase of Fund shares through the Systematic Investment Plan is described below. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Invest-ment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment requirements for Class A, Class B and Class L shares and the subsequent investment requirement for all classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

MANAGEMENT OF THE FUND Mutual Management Corp. ("MMC") (formerly known as Smith Barney Mutual Funds Management Inc.) serves as the Fund's investment manager. MMC provides investment advisory and management services to invest-ment companies affiliated with Smith Barney. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, including Asset Management, Con-sumer Finance Services, Life Insurance Services and Property & Casualty Insur-ance Services.

Hansberger Global Investors, Inc. ("Hansberger") serves as the Fund's sub-adviser. See "Management of the Company and the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respec-tive net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income and distribu-tions of net realized capital gains, if any, are declared and paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution rein-vestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS The Fund invests principally in common stocks. The prices of common stocks and other securities fluctuate and, there-fore, the value of an investment in the Fund will vary based upon the Fund's investment performance. Any income from these investments will be incidental to the goal of capital appreciation. The Fund will invest in foreign securities which may result in higher costs than investments in U.S. securities, including foreign government taxes, which may reduce the investment return of the Fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about companies, less market liquidity, and political instability. The Fund may use management techniques and strategies involving options, futures contracts and options on futures (which are sometimes referred to as "derivatives"), as well as borrow-ing for leverage purposes. The utilization of these techniques may involve greater than ordinary investment risks and the likelihood of more volatile price fluctuation. See "Investment Objective and Management Policies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Fund's operating expenses for its most recent fiscal period:

  SMITH BARNEY HANSBERGER GLOBAL VALUE FUND   CLASS A  CLASS B CLASS L* CLASS Y
-------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on
      purchases
      (as a percentage of offering price)      5.00%    None     1.00%   None
    Maximum CDSC (as a percentage of
      original cost or redemption proceeds,
      whichever is lower)                      None**   5.00%    1.00%   None
-------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES***
    (as a percentage of average net assets)
    Management Fees (after fee waiver)         0.56%    0.56%    0.56%   0.56%
    12b-1 Fees****                             0.25     1.00     1.00    None
    Other Expenses                             0.90     0.92     0.93    0.91
-------------------------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES                1.71%    2.48%    2.49%   1.47%
-------------------------------------------------------------------------------

   * Class L shares were previously named Class C shares. For shareholders who owned Class C shares of the Fund on June 12, 1998, Class L shares may be purchased without incurring the 1% initial sales charge until June 25, 1999.

  ** Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.


 *** "Management Fees" reflect the management fee waiver currently in effect for the Fund. Absent the fee waiver, the management fee would be incurred at the rate of 0.95% of each Class' average daily net assets for the current fiscal period. Absent the fee waiver, total expenses would be
    	incurred at
     the rate of 2.09%, 2.87%, 2.88% and 1.85% for Class A, Class B, Class L and Class Y, respectively.

**** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

 Class A shares of the Fund purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

 The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares."

Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to Class B shares and Class L shares, an annual 12b-1 fee of 1.00% of the value of average daily net assets of that Class, consisting of a 0.25% service fee and a 0.75% distribution fee. "Other Expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

  SMITH BARNEY HANSBERGER GLOBAL VALUE FUND     1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
  An investor would pay the following expenses
  on a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the end
  of each time period:
    Class A...................................    67     101     138     242
    Class B...................................    75     107     142     263
    Class L...................................    45      87     141     290
    Class Y...................................    15      46      80     176
  An investor would pay the following expenses
  on the same investment, assuming the same
  annual return and no redemption:
    Class A...................................    67     101     138     242
    Class B...................................    25      77     132     263
    Class L...................................    35      87     141     290
    Class Y...................................    15      46      80     176
-------------------------------------------------------------------------------

 The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

FINANCIAL HIGHLIGHTS

  The following information has been audited by KPMG Peat Marwick LLP, inde-pendent auditors, whose report thereon for the period from December 19, 1997 to April 30, 1998 appears in the Fund's Annual Report dated April 30, 1998. The information below should be read in conjunction with the financial state-ments and related notes that also appear in the Fund's Annual Report, which is incorporated by reference to the Statement of Additional Information.

For a share of each class of capital stock outstanding throughout the period:

                                                      1998
                                 -----------------------------------------------
SMITH BARNEY HANSBERGER GLOBAL     CLASS A     CLASS B     CLASS L     CLASS Y
VALUE FUND                       SHARES(/1/) SHARES(/1/) SHARES(/1/) SHARES(/2/)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................     $11.40      $11.40      $11.40      $12.44
--------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income(/3/)....       0.05        0.02        0.02        0.00*
 Net realized and unrealized
   gain........................       1.56        1.56        1.56        0.56
--------------------------------------------------------------------------------
Total Income From Operations...       1.61        1.58        1.58        0.56
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income.........      (0.02)      (0.02)      (0.02)        --
--------------------------------------------------------------------------------
Total Distributions............      (0.02)      (0.02)      (0.02)        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.     $12.99      $12.96      $12.96      $13.00
--------------------------------------------------------------------------------
TOTAL RETURN++.................      14.13%      13.87%      13.87%       4.50%
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000S).......................    $27,478     $45,526     $11,060     $56,414
--------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS+:
 Expenses(/3/).................       1.71%       2.48%       2.49%       1.47%
 Net investment income.........       1.25        0.52        0.42        1.83
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........          1%          1%          1%          1%
--------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE
  ON EQUITY TRANSACTIONS(/4/)..      $0.01       $0.01       $0.01       $0.01
--------------------------------------------------------------------------------

(1) For the period from December 19, 1997 (inception date) to April 30, 1998.

(2) For the period from March 10, 1998 (inception date) to April 30, 1998.

(3) The Manager waived part of its fees for the period ended April 30, 1998. If such fees had not been waived, the per share effect on net investment income and the expense ratios would have been as follows:

               NET INVESTMENT INCOME    EXPENSE RATIOS
                PER SHARE DECREASES  WITHOUT FEE WAIVERS+
               --------------------- --------------------
      Class A          $0.01                 2.09%
      Class B           0.01                 2.87
      Class L           0.01                 2.88
      Class Y           0.00*                1.85

(4) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commissions on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

 * Amount represents less than $0.01 per share.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The Fund's investment objective is to provide long-term capital growth. The Fund seeks to achieve its objective by investing primarily in equity securi-ties of U.S. and foreign issuers, which, in the opinion of MMC and Hansberger, are undervalued. Such companies may vary in market capitalization and industry type. Income will be an incidental consideration.

  In making investment decisions for the Fund, Hansberger relies heavily on a fundamental analysis of securities with a long-term investment perspective. Hansberger's valuation methods focus on a company's share price in relation to earnings, dividends, assets, sales and a variety of other criteria. The Fund seeks to invest in companies whose securities are trading at the greatest dis-count to future earnings, cash flow and/or net asset value and Hansberger utilizes proprietary valuation screens, internal and external research sources and other fundamental analysis to identify those securities that appear to be undervalued. Once undervalued securities are identified, Hansberger analyzes each security, concentrating on a variety of fundamental issues, including sales growth, cash flow, new product development, management structure and other economic factors. This fundamental analysis results in a list of securi-ties meeting a strict value discipline, which are reviewed by Hansberger for inclusion in the Fund's portfolio.

  Hansberger seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. This global search provides Hansberger with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. Under normal market conditions, the Fund will invest its assets in at least three countries, which may include the United States.

 INVESTMENT POLICIES

  Although the Fund generally invests in common stocks, the Fund may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount, when Hansberger believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored Ameri-can Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other depository receipts (collective-ly, "Depositary Receipts"). The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, the Fund may invest in closed-end investment companies holding for-eign securities, and enter into transactions in options on securities, securi-ties indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by MMC or Hansberger, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount sufficient to meet expenses or for day-to day operating purposes. These investment techniques are described below under "Investment Strategies and Techniques" and "Risk Factors." Whenever, in the judgment of Hansberger, market or economic conditions warrant, the Fund may adopt a tempo-rary defensive position and may invest without limit in money market securi-ties denominated in U.S. dollars or in the currency of any foreign country. See " Investment Strategies and Techniques--Temporary Investments."

 INVESTMENT STRATEGIES AND TECHNIQUES

  The Fund may also engage in the investment techniques and make the types of investments described and discussed below.

  Options Transactions. The Fund may seek to hedge all or a portion of its investments through options on other securities in which it may invest. Options which the Fund may purchase or sell will be traded on a recognized securities or futures exchange or over the counter. Options markets in emerg-ing countries are currently limited and the nature of the strategies adopted by Hansberger and the extent to which those strategies are used will depend on the development of such markets.

  The Fund may write (i.e., sell) covered call options. A call gives the pur-chaser the right to buy the security underlying the option from the Fund at the stated exercise price, on or before a specified date (the "termination date") that is usually not more than nine months from the date the option is issued. A call is "covered" if the Fund (i) owns the securities underlying the option or securities convertible or exchangeable (without the payment of any consideration) into the securities underlying the option, (ii) maintains in a segregated account with The Chase Manhattan Bank ("Chase"), the Fund's custo-dian, cash or equity and debt securities of any grade provided such securities have been determined by MMC and Hansberger to be liquid and unencumbered pur-suant to guidelines established by the Board of Directors ("eligible segre-gated assets") with a value sufficient to meet the Fund's obligations under the call, or (iii) owns an offsetting call option.

  The Fund may also write (i.e., sell) covered put options. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date ). Generally, a put is "covered" if the Fund maintains eligible segregated assets in an amount equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price.

  The Fund may also purchase put or call options on individual securities or baskets of securities. When the Fund purchases a call, it acquires the right to buy the underlying security at the exercise price on or before the termination date, and when the Fund purchases a put, it acquires the right to sell the underlying security at the exercise price on or before the termination date.

  The primary risks associated with the use of options on securities are (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option. Options not traded on an exchange (OTC options) are generally consid-ered illiquid and may be difficult to value. Hansberger believes that the Fund will minimize its risk of being unable to close out an option contract by transacting in options only if there appears to be a liquid secondary market for those options.

  Real Estate Investment Trust Securities. The Fund may invest up to 10% of its assets in Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the proper-ties owned by the REIT or securing mortgage loans held by the REIT. A REIT is dependent upon cash flow from its investments to repay financing costs and the ability of the REIT's manager. REITs are also subject to risks generally asso-ciated with investments in real estate.

  Futures Contracts. The Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

  When the Fund enters into a futures contract, it must make an initial depos-it, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the Invest-ment Company Act of 1940, as amended (the "1940 Act"). With respect to posi-tions in futures and related options that do not constitute "bona fide hedging" positions as defined in regulations of the Commodity Futures Trading Commis-sion, the Fund will not enter into a futures contract or related option con-tract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

  The primary risks associated with the use of futures and options on futures are (i) imperfect correlation between the change in market value of the secu-rities held by the Fund and the prices of related futures and options on futures purchased or sold by the Fund, and (ii) possible lack of a liquid sec-ondary market for a futures contract (or related option) and the resulting inability to close a futures position, which could have an adverse impact on the Fund's ability to hedge. The risk of loss in trading on futures contracts and related options in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Gains and losses on futures and related options depend on Hansberger's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. The risk that the Fund will be unable to close out a futures position or related options contract will be minimized by only entering into futures contracts or related options transac-tions for which there appears to be a liquid secondary market.

  Borrowing. The Fund may borrow money from U.S.-regulated banks in an amount not to exceed 33 1/3% of the Fund's total assets (including the amount borrow-ed) less all liabilities and indebtedness other than the borrowing. If the Fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage."

  Leverage creates an opportunity for increased returns to shareholders of the Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Fund's shares and in the Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insuf-ficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liqui-dations could be disadvantageous to the Fund.

  Depository Receipts. The Fund may purchase sponsored and unsponsored Deposi-tory Receipts that are or become available, including ADRs, GDRs, EDRs and other Depository Receipts. Depository Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. The depository for ADRs is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. In other Depository Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issu-er. For purposes of the Fund's investment policies, investments in Depository Receipts will be deemed to be investments in the underlying securities. Thus, a Depository Receipt representing ownership of common stock will be treated as common stock.

  Sovereign Debt. The Fund may invest in sovereign debt, which may trade at a substantial discount from face value. The Fund may hold and trade sovereign debt of emerging market countries in appropriate circumstances and to partici-pate in debt conversion programs. Emerging country sovereign debt is generally lower-quality debt and is considered speculative in nature. The issuer or gov-ernmental authorities that control Sovereign Debt repayment ("sovereign debt-ors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund and the political constraints to which the sovereign debtor may be subject.

  Brady Bonds. The Fund may invest in Brady Bonds as part of its investment in sovereign debt of countries that have restructured or are in the process of restructuring their sovereign debt.

  Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the col-lateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized interest and principal at maturity (these uncollateralized amounts constitute the " residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of coun-tries issuing Brady Bonds, investments in Brady Bonds can viewed as specula-tive.

  Investment Funds. Some emerging countries have laws and regulations that preclude direct foreign investment in the securities of companies located there. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through specifically authorized investment funds. The Fund may invest in these investment funds, as well as other closed-end investment companies up to 10% of its assets as permitted by the 1940 Act.

  Repurchase Agreements. In order to aid in cash management, the Fund may enter into repurchase agreements with brokers, dealers or banks ("counterparties") that MMC and Hansberger have determined meet the credit guidelines established by the Board of Directors. Repurchase agreements will be fully collateralized, and may be viewed for purposes of the 1940 Act as a loan of money by the Fund to the counterparty. The Fund may incur a loss if the counterparty defaults and the collateral value declines, or if bankruptcy proceedings are commenced regarding the counterparty and the Fund's realiza-tion upon the collateral is delayed or limited.

  Securities Lending. Consistent with applicable regulatory requirements, the Fund is authorized to lend its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. Any such loan must be fully secured; however, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrowers of the securities fail financially.

  Temporary Investments. The Fund may make money market investments pending other investments or settlement for liquidity, or in adverse market condi-tions. These money market investments include obligations of the U.S. Govern-ment and its agencies and instrumentalities, obligations or foreign sovereign-ties, other debt securities, commercial paper including bank obligations, cer-tificates of deposit (including Eurodollar certificates of deposit) and repur-chase agreements.

  For temporary defensive purposes, during periods in which MMC or Hansberger believes changes in economic, financial or political conditions make it advis-able, the Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, multicurrency units). These short-term and medium-term debt securities consist of (a) obli-gations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), (b) bank deposits and bank obligations (including certificates of deposit, time depos-its and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency: (c) floating rate securities and other instruments dominated in any currency issued by inter - national development agencies: (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations orga-nized under the laws of any member state of the OECD meeting the Fund's credit quality standards: and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that MMC and Hansberger believe to be of high quality, i.e., subject to relatively low risk of loss of interest or principal. There is currently no rating system for debt securities in most emerging countries. If rated, these securities will be rated in one of the three highest rating categories by any nationally recognized statistical rating organization ("NRSRO"), such as A or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group.

  When-Issued Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. The price of debt obligations purchased on a when-issued basis is fixed at the time the Fund commits to purchase, but delivery and payment for the securities ("settlement") take place at a later date. The price of these securities may be expressed in yield terms. The Fund will enter into these transactions in order to lock in the yield (price) available at the time of commitment.

  Between purchase and settlement, the Fund assumes the ownership risk of the when-issued securities, including the risk of fluctuations in the securities market value due to, among other factors, a change in the general level of interest rates. However, no interest accrues to the Fund during this period.

  Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies. The Fund may enter into forward foreign currency exchange con-tracts ("forward contracts"), providing for the purchase of or sale of an amount of a specified currency at a future date. The Fund may use forward con-tracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. The Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations. Forward contracts may limit the Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized. The Fund may also enter into foreign currency futures contracts ("currency futures").

  When the Fund enters into a forward contract or currency future, it will place in a segregated account maintained with Chase eligible segregated assets in an amount equal to the value of the Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the account on a daily basis so that the account value is at least equal to the Fund's commit-ments to such contracts.

  The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the pre-mium received, and the Fund could be required to purchase or sell foreign cur-rencies at disadvantageous exchange rates, thereby incurring losses. The pur-chase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

  Forward Roll Transactions. In order to enhance current income, the Fund may enter into forward roll transactions. In a forward roll transaction, the Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term investments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securi-ties sold by the Fund may decline below the repurchase price of those securi-ties. At the time the Fund enters into forward roll transactions, it will place in a segregated account with Chase eligible segregated assets having a value equal to the repurchase price (including accrued interest) and will subse-quently monitor the account to insure that such equivalent value is maintained.

  Non-Publicly Traded Securities. The Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter, including pri-vately placed securities. These securities may present a higher degree of busi-ness and financial risk, which can result in substantial losses. In the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in pri-vately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may con-sider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the costs of registration. The Fund may not invest more than 15% of its net assets in illiquid securities, includ-ing securities for which there is no readily available secondary market. The Fund may invest in securities that can be offered and sold to qualified insti-tutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities"). The Board of Directors has delegated to MMC and Hansberger, subject to the Board's supervision, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities held by the Fund which have been determined to be liquid will not be subject to the 15% limitation described above. However, Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring them.

  Short Sales. The Fund may sell securities short "against the box", that is, sell a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future.

  Year 2000. The investment management services provided to the Fund by MMC and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. MMC and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that MMC, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

  In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as wide-spread or as affecting trading markets.

RISK FACTORS


 FOREIGN INVESTMENT

  Investment in securities of foreign issuers and in foreign branches of domes-tic banks involves some risks different from, or in addition to, those affect-ing investments in securities of U.S. issuers. For example, publicly available information about foreign issuers and economies may be limited; foreign issuers are not generally subject to uniform accounting, auditing and other reporting standards; securities of foreign issuers may be less liquid and more volatile than those of domestic issuers; dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes; risks of seizure, nationalization or expropriation of a foreign issuer exists; and, since securi-ties of foreign issuers are frequently denominated in foreign currencies, investments in these securities may involve currency exchange risks.

 INVESTING IN LOWER RATED DEBT SECURITIES

  When deemed appropriate, the Fund may invest up to 10% of its assets in lower rated or unrated debt securities. Debt considered below investment grade may be referred to as "junk bonds" or "high risk" securities. The emerging country debt securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard or equivalent. Debt securities are subject to the risk of the issuer's inability to meet prin-cipal and interest payments (credit risk) and may also be subject to price vol-atility due to such factors as interest rate sensitivity, market perception of the issuer's creditworthiness and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react pri-marily to movements in general levels of interest rates. The market values of debt securities tend to vary inversely with interest rate levels. Yields and market values of lower rated and unrated debt will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Hansberger will consider credit risk and market risk in making debt security investment decisions for the Fund. Investors should carefully consider the relative risks of investing in the Fund because it purchases lower rated and unrated debt securities, and should understand that such securities are not generally meant for short-term investment.

  The U.S. market for lower rated and unrated corporate debt is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. In addition, trading markets for debt securities of issuers located in emerging countries may be limited. Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, Hansberger could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

VALUATION OF SHARES


 The Fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding.

 Generally, the Fund's investments are valued at market value, or, in the absence of a market value with respect to any securities, at fair value. Secu-rities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assis-tance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchange, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be deter-mined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Unlisted foreign securities are valued at the mean between the last available bid and offer price prior to the time of valuation. Any assets or liabilities initially expressed in terms of foreign currencies will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. Securities for which market quotations are not readily available are valued at fair value. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Fund's policy is to distribute dividends from net investment income and, net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized, in order to avoid a Federal excise tax lia-bility. If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or CDSC.

  The per share amounts of dividends from net investment income on Classes B and L may be lower than that of Classes A and Y, mainly as a result of the dis-tribution fees applicable to Class B and L shares. Similarly, the per share amounts of dividends from net investment income on Class A shares may be lower than that of Class Y, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same amount across all Classes of Fund shares (A, B, L and Y).

  TAXES

  The following is a summary of the material federal tax considerations affect-ing the Fund and Fund shareholders. Please refer to the Statement of Additional Information for further discussion. In addition to the considerations described below and in the Statement of Additional Information, there may be other feder-al, state, local, and/or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of any investment.

  The Fund intends to qualify, as it has previously, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated invest-ment company. In each taxable year that the Fund qualifies, so long as such qualification is in the best interests of its shareholders, the Fund will pay no federal income tax on its net investment company taxable income and long-term capital gain that is distributed to shareholders.

  Dividends paid from net investment income and net realized short-term securi-ties gain, are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains, derived from the sale of securities held by the Fund for more than one year, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Fund shares.

  Shareholders are required to pay tax on all taxable distributions, even if those distributions are automatically reinvested in additional Fund shares. Dividends consisting of interest room U.S. government securities, if any, may be exempt from state and local income taxes. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  A shareholder's gain or loss on the disposition of Fund shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at disposi-tion.

Losses realized by a shareholder on the disposition of Fund shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

  The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for share-holders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for share-holders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholder's federal income tax return.

PURCHASE OF SHARES

 SALES CHARGE ALTERNATIVES

  The following Classes of shares are available for purchase through this Pro-spectus. See "Prospectus Summary--Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to pur-chase.

  Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                SALES CHARGE
                         ---------------------------
                                                          DEALER'S
                          AS A % OF     AS A % OF    REALLOWANCE AS % OF
  AMOUNT OF INVESTMENT   TRANSACTION AMOUNT INVESTED   OFFERING PRICE
------------------------------------------------------------------------
  Less than $25,000         5.00%         5.26%             4.50%
  $ 25,000 - 49,999         4.00          4.17              3.60
    50,000 - 99,999         3.50          3.63              3.15
   100,000 - 249,999        3.00          3.09              2.70
   250,000 - 499,999        2.00          2.04              1.80
   500,000 and over           *             *                 *
------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended (the "1933 Act"). The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

  Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

  Class L Shares. Class L shares are sold with an initial sales charge of 1% (which is equal to 1.01% of the amount invested) and are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 25, 1999 purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1% front-end sales charge.

  Class Y Shares. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except purchase of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

 GENERAL

  Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the sell-ing group. In addition, certain investors, including qualified retirement plans and certain institutional investors, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account mainte-nance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Transfer Agent are not subject to a maintenance fee.

  Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Clas-ses. For participants in retirement plans qualified under Section 403(b)(7) or
Section 401(c) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment require-ment for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change min-imums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a share-holder's written request to the Transfer Agent.

  Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset val-ue, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Intro-ducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or the Transfer Agent. The Sys-tematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Addi-tional information is available from the Fund or a Smith Barney Financial Con-sultant.

SALES CHARGE WAIVERS AND REDUCTIONS

 INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and any Travelers Affiliated Funds including the Smith Barney Mutual Funds (including retired Board Members and employees);

the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons (ii) employees of Hansberger and their immediate family and (iii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase, (b) offers of Class A shares to any other investment company to effect the combination of such com-pany with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Con-sultant (for a period up to 90 days from the commencement of the Financial Con-sultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemp-tion; (e) purchases by accounts managed by registered investment advisory sub-sidiaries of Travelers; (f) direct rollovers by plan participants of distribu-tion from a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: sub-sequent investment will be subject to the applicable sales charge); (g) pur-chases by separate accounts used to fund certain unregistered variable annuity contracts; and (h) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must pro-vide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION

  Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient infor-mation at the time of purchase to permit verification that the purchase quali-fies for the reduced sales charge. The right of accumulation is subject to mod-ification or discontinuance at any time with respect to all shares purchased thereafter.

 GROUP PURCHASES

  Upon completion of certain automated systems, a reduced sales charge or pur-chase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the mini-mum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Sales Charge Alternatives--Class A Shares" and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligi-ble for such reduced sales charges or to purchase at net asset value, all pur-chases must be pursuant to an employee or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions, IRAs or investment pursuant to retirement plans under Section 401 or 408 of the Code. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between repre-sentatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

 LETTER OF INTENT

  Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made dur-ing the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges pre-viously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

  Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or the Transfer Agent for further information.

 DEFERRED SALES CHARGE PROVISIONS

  "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a CDSC. A CDSC may be imposed on certain redemptions of these shares.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class A shares and Class L shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under Smith Barney 401(k) Program as described below. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs."

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE      CDSC
---------------------------------
      First                 5.00%
      Second                4.00
      Third                 3.00
      Fourth                2.00
      Fifth                 1.00
      Sixth and thereafter  0.00
---------------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fee. They will also be converted at that time such propor-tion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements--Class B Shares Conversion Feature."

  The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 addi-tional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were estab-lished prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and
(f) redemption of shares to effect a combination of the Fund with any invest-ment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

 SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans par-ticipating ("Participating Plans") in these programs.

  The Fund offers to Participating Plans Class A and Class L shares as invest-ment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class L shares acquired through the Participating Plans are sub-ject to the same service and/or distribution fees as the Class A and Class L shares acquired by other investors; however, they are not subject to any ini-tial sales charge or CDSC. Once a Participating Plan has made an initial investment in the Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as otherwise described below.

  Class A Shares. Class A shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

  Class L Shares. Class L shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class L shares of one or more funds of the Smith Barney Mutual Funds.

  401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. If, at the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program, a Par-ticipating Plans total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, it will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. (For Participating Plans that were originally established through a Smith Barney retail brokerage account, the five year period will be calculated from the date the retail bro-kerage account was opened.) Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

  401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Par-ticipating Plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

  Any Participating Plan in the Smith Barney 401(k) Program that has not previ-ously qualified for an exchange into Class A shares will be offered the oppor-tunity to exchange all of its Class L shares for Class A shares of the Fund, regardless of asset size, at the end of the eighth year after the date the Par-ticipating Plan enrolled in the Smith Barney 401(k) Program. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class L shares of the Fund but instead may acquire Class A shares of the Fund. Any Class L shares not converted will continue to be sub-ject to the distribution fee.

  Participating Plans wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from First Data. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

  Existing 401(k) Plans Investing in Class B Shares. Class B shares of the Smith Barney Mutual Funds are not available for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by any Par-ticipating Plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds, if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

  At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, the Participating Plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the Fund. Such Participating Plan will be notified of the pending exchange in writ-ing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Par-ticipating Plan will not be eligible to acquire additional Class B shares of the fund but instead may acquire Class A shares of the Fund. If the Participat-ing Plan elects not to exchange all of its Class B shares at that time, each Class B share held by the Participating Plan will have the same conversion fea-ture as Class B shares held by other investors. See "Purchase of Shares-- Deferred Sales Charge Alternatives".

  No CDSC is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made dur-ing the preceding eight years. Whether or not the CDSC applies to the redemp-tion by a Participating Plan depends on the number of years since the Partici-pating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the CDSC to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase pay-ment from which the amount is being redeemed.

  The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of:
(a) the retirement of an employee in the Participating Plan; (b) the termina-tion of employment of an employee in the Participating Plan; (c) the death or disability of an employee in the Participating Plan; (d) the attainment of age 59 1/2 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the Par-ticipating Plan to an employee.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

 FUND NAME

 Growth Funds

    Concert Peachtree Growth Fund

    Concert Social Awareness Fund

    Smith Barney Aggressive Growth Fund Inc.

    Smith Barney Appreciation Fund Inc.

    Smith Barney Balanced Fund

    Smith Barney Contrarian Fund

    Smith Barney Convertible Fund

    Smith Barney Fundamental Value Fund Inc.

    Smith Barney Funds, Inc.--Large Cap Value Fund

    Smith Barney Large Cap Blend Fund

    Smith Barney Large Capitalization Growth Fund

    Smith Barney Mid Cap Blend Fund

    Smith Barney Natural Resources Fund Inc.

    Smith Barney Premium Total Return Fund

    Smith Barney Small Cap Blend Fund, Inc.

    Smith Barney Special Equities Fund

 Taxable Fixed-Income Funds
    **Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund

+++Smith Barney Funds, Inc.--Short-Term High Grade Bond Fund

    Smith Barney Funds, Inc.--U.S. Government Securities Fund
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund

    Smith Barney Managed Governments Fund Inc.

    Smith Barney Total Return Bond Fund

 Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
    *Smith Barney Intermediate Maturity California Municipals Fund *Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund

    Smith Barney Municipal High Income Fund
    Smith Barney Muni Funds--Florida Portfolio
    Smith Barney Muni Funds--Georgia Portfolio
    *Smith Barney Muni Funds--Limited Term Portfolio
    Smith Barney Muni Funds--National Portfolio
    Smith Barney Muni Funds--New York Portfolio

    Smith Barney Muni Funds--Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund

 Global-International Funds
    Smith Barney Hansberger Global Small Cap Value Fund
    Smith Barney World Funds, Inc.--Emerging Markets Portfolio
    Smith Barney World Funds, Inc.--European Portfolio
    Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

 Smith Barney Concert Allocation Series Inc.

    Smith Barney Concert Allocation Series Inc.--Balanced Portfolio

    Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

    Smith Barney Concert Allocation Series Inc.--Global Portfolio

    Smith Barney Concert Allocation Series Inc.--Growth Portfolio

    Smith Barney Concert Allocation Series Inc.--High Growth Portfolio

    Smith Barney Concert Allocation Series Inc.--Income Portfolio

 Money Market Funds
    +Smith Barney Exchange Reserve Fund
    ++Smith Barney Money Funds, Inc.--Cash Portfolio
    ++Smith Barney Money Funds, Inc.--Government Portfolio
    ***Smith Barney Money Funds, Inc.--Retirement Portfolio

    +++Smith Barney Municipal Money Market Fund, Inc.

    +++Smith Barney Muni Funds--California Money Market Portfolio

    +++Smith Barney Muni Funds--New York Money Market Portfolio.
-------------------------------------------------------------------------------

  * Available for exchange with Class A, Class L and Class Y shares of the
    Fund.

 ** Available for exchange with Class A and Class B shares of the Fund. ***Available for exchange with Class A shares of the Fund.

  + Available for exchange with Class B and Class L shares of the Fund.

 ++ Available for exchange with Class A and Class Y shares of the Fund. In addition, participating plans opened prior to June 21, 1996 and investing in Class L shares may exchange Fund shares for Class L shares of this Fund.

+++Available for exchange with Class A and Y shares of the Fund.

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

  Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

  Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respec-tive class in any of the funds identified above may do so without imposition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. MMC may deter-mine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, MMC will notify Smith Barney and Smith Barney may, at its discretion, decide to limit addi-tional purchases and/or exchanges by the shareholder. Upon such a determina-tion, Smith Barney will provide notice in writing or by telephone to the share-holder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds listed above, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program". Exchanges will be processed at the net asset value next determined. Redemption procedures dis-cussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the reg-istration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES


  The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemp-tion request will be delayed until First Data receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will bene-fit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Finan-cial Consultant, Introducing Broker or dealer in the selling group or by sub-mitting a written request for redemption to:

  Smith Barney Hansberger Global Value Fund
  Class A, B, L or Y (please specify)
  c/o First Data Investor Services Group, Inc.
  P.O. Box 5128
  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guar-antor institution such as a domestic bank, savings and loan institution, domes-tic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an invest-or's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive periodic cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the share-holder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant or their financial consultant, introducing broker or dealer in the selling group.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guaran-tee that will be provided by First Data upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Fund.)

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must com-plete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

  Additional Information regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size). The Fund, how-ever, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE

  From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on histori-cal earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is pre-sented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance informa-tion may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE COMPANY AND THE FUND


 BOARD OF DIRECTORS

  Overall responsibility for management and supervision of the Fund rests with the Company's Board of Directors. The Directors approve all significant agree-ments between the Company and the companies that furnish services to the Fund and the Company, including agreements with its distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the Fund are dele-gated to the Fund's investment manager. The Statement of Additional Information contains background information regarding each Director and execu-tive officer of the Company.

 INVESTMENT MANAGER--MMC

  MMC, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment manager and manages the day-to-day operations of the Fund pursuant to an investment management agreement entered into by the Company, on behalf of the Fund. MMC renders investment advice to investment companies which had aggregate assets under management as of July 31, 1998, in excess of $100 billion. For investment management services rendered, the Fund pays MMC a monthly fee at the annual rate of 0.95% of the value of its average daily net assets. From its fee, MMC pays Hansberger a fee of 0.50% of the value of the Fund's average net assets, for its services as sub-investment adviser.

  MMC waived a portion of its management fee for the Fund for the fiscal period ended April 30, 1998, and the effective rate of the management fee was 0.56%. For the past fiscal period, total operating expenses without fee waivers were 2.09% of the average daily net assets for Class A shares; 2.87% of the average daily net assets of Class B shares; 2.88% of the average daily net assets for Class L shares; and 1.85% of the average daily net assets for Class Y shares.

 SUB-INVESTMENT ADVISER--HANSBERGER

  Hansberger, located at 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, Florida 33301, serves as the Fund's sub-investment adviser. Hansberger pro-vides investment advisory services to investment companies that had aggregate total assets under management as of July 31, 1998 of approximately $2.0 bil-lion. Subject to the supervision and direction of the Company's Board of Directors, Hansberger manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs pro-fessional portfolio managers and securities analysts who provide research services to the Fund.

 PORTFOLIO MANAGEMENT

  Thomas L. Hansberger, James Chaney, Francisco Alzuru and John Hock, manage the day-to-day investment operations of the Fund, including the oversight of investment decisions. Mr. Hansberger is Chairman and Chief Executive Officer of Hansberger. Prior to forming Hansberger, he had served as Chairman, Presi-dent and Chief Executive Officer of Templeton Worldwide, Inc. ("Templeton"). Mr. Chaney has been Chief Investment Officer of Hansberger since 1996. Prior to that time, Mr. Chaney was Executive Vice President of Templeton. Mr. Alzuru has been a portfolio manager and research analyst for Hansberger since 1994. Prior to that time, he was a Latin American analyst at Vestcorp Partners. Mr. Hock has been a research analyst and assistant portfolio manager for Hansberger since 1996. Prior to that time, he was a Vice President and Senior Analyst in the Global Securities Research and Economics Group at Merrill Lynch & Co.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction has been approved by the stockholders of each of Travelers and Citicorp. Upon consumma-tion of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regula-tions. Although the effects of the merger of Travelers and Citicorp and com-pliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Adviser does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

DISTRIBUTOR

  Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the annual rate of 0.75% of the average daily net assets attributable to those Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to distribution fees. The fees are used by Smith Barney to pay its Financial Con-sultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of print-ing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carry-ing charges; and indirect and overhead costs of Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a con-tinuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

  Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Company's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

  The Glass-Steagall Act currently prohibits certain financial institutions from underwriting securities of open-end investment companies, such as the Fund. Therefore, in connection with the anticipated merger of Travelers and Citicorp and as a consequence of the anticipated applicability of the BHCA and the Glass-Steagall Act, the Fund plans to retain the services of a new entity (which is not otherwise affiliated with Travelers) to act as distributor of the Portfolio's shares.

ADDITIONAL INFORMATION

  The Company was organized as a Maryland corporation pursuant to Articles of Incorporation dated September 29, 1981, as amended from time to time. The Fund offers shares of common stock currently classified into four Classes, A, B, L and Y, with a par value of $.001 per share. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the des-ignation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class pur-suant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflicts exists and, if so, take appropriate action.

  Chase, located at Chase Metrotech Center, Brooklyn, NY 11245, serves as cus-todian of the Fund's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Company does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any pur-pose upon written request of shareholders holding at least 10% of the Company's outstanding shares and the Company will assist shareholders in call-ing such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the Company will be voted on a Company-wide basis on all matters except matters affecting only the interests of one Fund or one Class of shares.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include a list of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Company plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a house-hold having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this con-solidation to apply to their accounts should contact their Smith Barney Finan-cial Consultant or First Data.

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


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

                                                SMITH BARNEY
                                                --------------------------------
                                                A Member of TravelersGroup[LOGO]





                                                                    SMITH BARNEY
                                                                      HANSBERGER
                                                                          GLOBAL
                                                                           VALUE
                                                                            FUND

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                               FD01337 8/98



Smith Barney
Investment Funds Inc.
388 Greenwich Street
New York, New York  10013
800-451-2010

Statement of Additional Information
August 28, 1998



This Statement of Additional Information expands upon and supplements the information contained in the current Prospectuses each dated August 28, 1998, as amended or supplemented from time to time, of Smith Barney Hansberger Global Value Fund ("Global Value Fund") and Smith Barney Hansberger Global Small Cap Value Fund ("Global Small Cap Value Fund") (each a "Fund" and collectively the "Funds"), each a separate series of Smith Barney Investment Funds Inc. (the "Company"), and should be read in conjunction with the Funds' Prospectuses. Each Fund Prospectus may be obtained from a Smith Barney Financial Consultant, or by writing or calling the Company at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectuses in its entirety.


CONTENTS

For ease of reference, the same section headings are used in the Prospectuses and this Statement of Additional Information, except where shown below:


	Management of the Company (see in the Prospectuses
"Management of the Company and the
	  Fund")		1
	Investment Objectives and Management
Policies...........................................................
 ..........		4
	Purchase of Shares		17
	Redemption of Shares		18
	Distributor		19	Valuation of Shares		20
	Exchange Privilege		20
	Performance Data (See in the Prospectus "Performance")		21
	Taxes (See in the Prospectus "Dividends, Distributions and
Taxes")		24
	Additional Information		26
	Appendix		A-1


MANAGEMENT OF THE COMPANY

The executive officers of the Company are employees of certain of the organizations that provide services to the Company. These organizations are the following:


Name
Service
Smith Barney Inc. ("Smith Barney")
Distributor
Mutual Management Corp. ("MMC") (formerly Smith Barney Mutual
Funds Management Inc.)
Investment Manager
Hansberger Global Investors, Inc.
("Hansberger")

Sub-Investment Adviser
The Chase Manhattan Bank ("Chase")
Custodian
First Data Investor Services Group, Inc.
("First Data")

Transfer Agent


These organizations and the functions they perform for the Company are discussed in the Prospectuses and in this Statement of Additional Information.

Directors and Executive Officers of the Company

The names of the Directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.


	Paul R. Ades, Director (Age 57). Partner in the law firm of Murov & Ades. His address is 272 South Wellwood Avenue, P.O. Box
504, Lindenhurst, New York 11757.
	Herbert Barg, Director (Age 74). Private investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

	Dwight B. Crane, Director (Age 60). Professor, Graduate School of Business Administration, Harvard University. His address is
Graduate School of Business Administration, Harvard University,
Boston, Massachusetts 02163.

	Frank G. Hubbard, Director (Age 62). Vice President, S&S Industries; Former Corporate Vice President, Materials Management and Marketing Services of Huls America, Inc. His address is 80 Centennial Avenue P.O. Box 456, Piscataway, New Jersey 08855-0456.

*Heath B. McLendon, Chairman of the Board, President and Chief Executive Officer (Age 65). Managing Director of Smith Barney, Chairman of the Board of Smith Barney Strategy Advisors Inc. and President of MMC and Travelers Investment Adviser, Inc. ("TIA"). Mr. McLendon is Chairman or Co-Chairman of the Board and Director of 58 investment companies associated with Salomon Smith Barney Holdings Inc. Prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc., Vice Chairman of Shearson Asset Management, Director of PanAgora Asset Management, Inc. and PanAgora Asset Management Limited. His address is 388 Greenwich Street, New York, New York 10013.

Jerome Miller, Director (Age 60).  Retired, Former President,
Asset Management Group of Shearson Lehman Brothers. His address is 27 Hemlock Road, Manhasset, New York, NY 11030.

	Ken Miller, Director (Age 57). President of Young Stuff Apparel Group, Inc. His address is 1411 Broadway, New York, New York
10018.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 41). Managing Director of Smith Barney; Director and Senior Vice President of MMC and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Christina T. Sydor, Secretary (Age 47). Managing Director of Smith Barney; General Counsel and Secretary of MMC and TIA. Ms. Sydor also serves as Secretary of 42 Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

Each Director also serves as a director, trustee and/or general partner of certain other mutual funds for which Smith Barney serves as distributor. As of August 12, 1998, the Directors and officers of the Company, as a group, owned less than 1.00% of the outstanding common stock of the Company.

As of August 12, 1998 to the knowledge of the Funds and the Board of Directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares with the exception of the following:


FUND
CLASS
PERCENT
NAME
ADDRESS
Global Small Cap Value Fund
A
10.0769%
John A Zingsheim TTEE
John A Zingsheim Living Trust
Of 1997
U/A/D 07/25/97
814 Weiss Dr.
Sheboygan WI 53083-3066
Global Small Cap Value Fund
A
8.7092
Gordon W. Petherick
Smith Barney Inc. IRA Custodian
3331 Oaklane CT SW
Bonita Springs FL. 34134-2668
Global Small Cap Value Fund
A
7.8481
Philip S. Zettler
Box 307
Helena AL. 35080-0307
Global Small Cap Value Fund
A
5.2430
The marital Tr. under the last will & testament of Elliot T.
Williams Jr. deceased
Alabane E. Williams TTEE
2964 Briarcliff Road
Birmingham AL. 35223-2605
Global Small Cap Value Fund
L
6.6773
Mel D. Blumenthal
Smith Barney Inc. IRA Custodian
2184 Mandeville Canyon Rd.
Los Angeles CA. 90049-1825
Global Small Cap Value Fund
Y
100.00
Smith Barney
Concert Series, Inc.
Global Portfolio, PNC Bank NA
ATTN: Beverly Timson
210 Stevens Drive Suite 440
Lester PA 19113
Global Value Fund
A
8.0341
Sun Trust Bank Chattanooga NA
Cust/Arthur S Demoss FDN
PO Box 1638
Chattanooga TN 37401-1638
Global Value Fund
Y
52.0961
Smith Barney
Concert Series, Inc.
High Growth Port. PNC Bank NA
ATTN: Beverly Timson
210 Stevens Drive Suite 440
Lester PA 19113
Global Value Fund
Y
32.2052
Smith Barney
Concert Series, Inc.
Growth Portfolio, PNC Bank NA
ATTN: Beverly Timson
210 Stevens Drive Suite 440
Lester PA 19113
Global Value Fund
Y
5.3585
Smith Barney
Concert Series, Inc.
Conservative Port., PNC Bank NA
ATTN: Beverly Timson
210 Stevens Drive Suite 440
Lester PA 19113

No officer, director or employee of Smith Barney or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of Smith Barney or any of its affiliates a fee of $16,000 per annum plus $2,500 per meeting attended and reimburses travel and out-of-pocket expenses. For the fiscal year ended April 30, 1998, such expenses totaled $10,096.58. For the fiscal year ended April 30, 1998, the Directors of the Company were paid the following compensation:






                                                            Number of Funds
                        Total Pension   Compensation from    for which Directors
Name of  Aggregate      or Retirement   Benefits Fund and Fund    serves within
Person   Compensation   Accrued as part     Complex Paid to     Fund Complex
         from the Fund**  of Fund Expenses     Directors

Paul R. Ades  $1,067          0                49,000                       5

Herbert Barg   967            0                101,600                      16

Dwight B.
Crane             967         0                133,850                      22

Frank G.
Hubbard       1,067          0                 52,000                        5

Heath B.
McLendon        -            -                   -                          58

Jerome
Miller           29           0                  12,400                       5

Ken
Miller         1,067          0                   52,000                      5



**Upon attainment of age 80 Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors together with reasonable out-of-pocket expenses for each meeting attended. During the last fiscal period aggregated compensation paid by the Fund to Directors Emeritus totaled $825.



Investment Manager and Sub-Adviser


MMC serves as investment adviser to the Funds pursuant to separate investment management agreements (the "Management Agreements"). MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"). Hansberger serves as sub-adviser to the Funds pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements"). The Management Agreements and the Sub-Advisory Agreements were most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company or the investment advisers (the "Independent Directors"), and by shareholders of the respective Funds on July 23, 1998. The services provided by MMC and Hansberger under the Management Agreements and Sub-Advisory Agreements are described in the Prospectuses under "Management of the Company and the Fund." MMC provides investment advisory and management services to investment companies affiliated with Smith Barney.

As compensation for investment management services rendered to Global Value Fund and Global Small Cap Value Fund, each Fund pays MMC a fee computed daily and paid monthly at the annual rates of 0.95% and 1.05%, respectively, of the value of their average daily net assets. As compensation for sub-advisory services rendered to Global Value Fund and Global Small Cap Value Fund, MMC pays Hansberger a fee, computed daily and paid monthly, at the annual rates of 0.50% and 0.60%, respectively, of the value of the respective Fund's average daily net assets. MMC and Hansberger bear all expenses in connection with the performance of their services. For the period ended April 30, 1998 MMC waived all or part of its fees in the amounts of $97,265 and $74,043 for the Global Value Fund and the Global Small Cap Value Fund respectively, and agreed to reimburse Global Small Cap Value Fund for expenses in the amount of $17,302.


Counsel and Auditors


Willkie Farr & Gallagher serves as counsel to the Company.
The Directors who are not "interested persons" of the Company have selected Stroock & Stroock & Lavan LLP as their legal counsel.

KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York
10154, has been selected as each Fund's independent auditor to examine and report on the Fund's financial statements and highlights for the fiscal year ending April 30, 1999.


INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

	Except as described under "INVESTMENT RESTRICTIONS," the investment policies described in the Prospectuses and in this Statement of Additional Information are not fundamental and the Board of Directors may change such policies without shareholder approval.

	Each of the following investment policies is subject to the limitations set forth under "Investment Restrictions."

Repurchase Agreements

	As described in the applicable Prospectus, each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is each Fund's present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized primarily by the securities subject to repurchase. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Board of Directors, MMC monitors the creditworthiness of all issuers with which each Fund enters into repurchase agreements.

Reverse Repurchase Agreements

	The Fund does not currently intend to commit more than 5% of its Fund's net assets to reverse repurchase agreements. The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by a Fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when MMC believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating Fund's assets. The Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

Securities Lending


	Consistent with applicable regulatory requirements each Fund may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. Government Obligations equal to no less than the market value, determined daily, of the securities loaned. Each Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Fund may pay reasonable finders, administrative and custodial fees. Consistent with applicable regulatory requirements each Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, no Fund will make loans to other persons.


Commercial Bank Obligations

	For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this is not a fundamental investment policy or restriction of the Fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Commercial Paper

	Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund, therefore, may not invest in a master demand note, if as a result more than 15% of the value of the Fund's total assets would be invested in such notes and other illiquid securities.

ADRs, EDRs and GDRs

	Each Fund may also purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Funds may invest in ADRs through both sponsored and unsponsored arrangements.

Writing Covered Call Options

	Each Fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the sub-investment adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

	A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

	Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective.
When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund's custodian. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

	The premium the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, Hansberger will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value" in the Prospectus. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

	Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its Fund on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

	Each Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of Fund securities.

	Call options written by each Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its Fund. In such cases, additional costs will be incurred.

	Each Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

Purchasing Put Options

	Each Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

	Each Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

	Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

	The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value" in the Prospectus. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options

	Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its Fund. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

	Each Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return.

Interest Rate and Currency Futures Contracts

	Each Fund may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. A Fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A Fund may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

	A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

	Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

	Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

	As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

	Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

	Each Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect a Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

	"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the Futures Contract being traded.

	If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on its margin deposits.

	Risks of Using Futures Contracts.  The prices of Futures
Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

	At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences on Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

	Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor.
For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. A Fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where a Fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Fund assets.

	Furthermore, in the case of a Futures Contract purchase, in order to be certain that each Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract with an amount of cash, U.S. Government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit.

	Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

Options on Futures Contracts

	Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

	As an alternative to purchasing call and put options on Futures, each Fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures
Contracts.

	To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

	In order to assure that the Funds will not be deemed to be "commodity pools" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each Fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. The Funds will enter into transactions in Futures Contracts and options on Futures Contracts only for hedging purposes.

Forward Currency Contracts and Options on Currency

	A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Each Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

	The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

	Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. Each Fund, however, may enter into forward contracts with deposit requirements or commissions.

	A put option gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

	Each Fund's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

	A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, a Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Swap Agreements

	Among the hedging transactions into which the Funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its Fund or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment. Each Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

	A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the Funds believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 (the "1940 Act"). The Funds will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

	New options and Futures Contracts and various combinations thereof continue to be developed and the Funds may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

Sovereign Debt

Each Fund may invest in sovereign debt, which may trade at a substantial discount from face value. Each Fund may hold and trade sovereign debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund (the
"IMF") and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts.

Brady Bonds

Each Fund may invest in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan (discussed below).

	Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

	Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchase are financed by the IMF, World Bank and the debtor nation's reserves. Interest payments may also be collateralized in part in various ways.

	Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payment; and (iv) any uncollateralized interest and principal at maturity (these uncollateralized amounts constitute the " residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can viewed as speculative.

Investment Restrictions


	The Company has adopted the following investment restrictions with respect to each Fund. Restrictions 1 through 8 cannot be changed for a Fund without approval by the holders of a majority of the outstanding shares of the respective Fund, defined as the lesser of (a) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares. The remaining restrictions may be changed by the Board of Directors at any time. Each Fund may not:

	1.	Deviate from the definition of a "diversified
company" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

	2.	Issue senior securities as defined in the Investment
Company Act of 1940, as amended (the "1940 Act") and any rules and orders thereunder, except as permitted under the 1940 Act.

	3.	Invest more than 25% of its total assets in
securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. or foreign government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	4.	The Fund will not make loans.  This restriction does
not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

	5.	The Fund will not engage in the business of
underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended
(the "1933 Act"), in disposing of portfolio securities.

	6.	The Fund will not purchase or sell real estate, real
estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds;
(c) trading in futures contracts and option on futures contracts or (d) investing in or purchasing real estate investment trust securities.

	7.	The Fund will not purchase any securities on margin
(except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	8.	The Fund will not borrow money, except that (a) the
Fund may borrow from banks in an amount not exceeding 33
1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

	9.	The Fund will not purchase or otherwise acquire any
security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

	10.	Invest in companies for the purpose of exercising
management or control.

	11.	Invest in securities of other investment companies,
except as part of a merger, consolidation, or acquisition of assets or as permitted by Section 12d-1(A) through (E) the 1940 Act.



Brokerage and Portfolio Transactions


	Hansberger is responsible for allocating the Fund's brokerage. Twice a year, Hansberger, through a committee of its securities analysts, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of the Funds and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Hansberger's evaluation of all applicable considerations. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Smith Barney . No Fund will deal with Smith Barney in any transaction in which Smith Barney acts as principal.


	The Fund attempts to obtain the most favorable execution of each Fund's transaction, that is, the best combination of net price and prompt reliable execution. In the opinion of Hansberger, however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, Hansberger takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

	Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Fund takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Fund such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce Hansberger's expenses in a determinable amount. These various services may, however, be useful to Hansberger in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Fund.

	The Board of Directors of the Fund has adopted certain policies and procedures incorporating the standard of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to Smith Barney must be "reasonable and fair compared to the commission fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require MMC and Hansberger to furnish reports to the Board of Directors and to maintain records in connection with such reviews.



The following table sets forth certain information regarding each Fund's payment of brokerage commissions to Smith Barney:


                            Period            Global
Global
                            Ended            Small Cap      Value
                            April 30,        Value Fund    Fund
Total
Brokerage
Commissions      1998                $68,021         $248,109

Commissions
paid to
Smith Barney    1998                  6,139                4,302

% of Total
Brokerage
Commissions
paid to
Smith Barney     1998                9.03%                1.73%

% of Total
Transactions
Involving
Commissions
Paid
to Smith Barney  1998            8.77                         1.68
_____________________


PURCHASE OF SHARES

Volume Discounts

The schedules of sales charges on Class A shares described in the Prospectuses apply to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in
Section 501(c)(3) or (13) of the Code; and (f) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

Reduced sales charges, in accordance with the schedule in the Prospectuses, apply to any purchase of Class A shares if the aggregate investment of any purchaser in Class A shares of a Fund and in Class A shares of the other Funds in the Company and of other funds of the Smith Barney Mutual Funds that are offered with a sales charge, including the purchase being made, is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. Each Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the right of accumulation, shareholders should contact a Smith Barney Financial Consultant.

Determination of Public Offering Price

Each Fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of each Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B and Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000), is equal to the net asset value per share plus for Class L shares an initial sales charge of 1% at the time of purchase. A contingent deferred sales charge ("CDSC''), however, is imposed on certain redemptions of Class B and Class L shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in the Fund's financial statements, incorporated by reference in their entirety into this Statement of Additional Information.


REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

Distributions in Kind

If the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 will not ordinarily be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with First Data as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Company. Withdrawal Plans should be set up with a Smith Barney Financial Consultant. A shareholder who purchases shares directly through First Data may continue to do so and applications for participation in the Withdrawal Plan must be received by First Data no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contract a Smith Barney Financial Consultant.

DISTRIBUTOR


Smith Barney serves as the Company's distributor on a best efforts basis pursuant to a distribution agreement (the
"Distribution Agreement").


When payment is made by the investor before the settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account, and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Company and the money market fund, and affiliates of Smith Barney that serve the funds in an investment advisory capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Company's Board of Directors has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management and Distribution Agreements for continuance.


For the fiscal year ended April 30, 1998, Smith Barney incurred distribution expenses totaling approximately $679,000 consisting of approximately $13,000 for advertising, $700 for printing and mailing of Prospectuses, $121,700 for support services, $534,000 to Smith Barney Financial Consultants, and $9,000 in accruals for interest on the excess of Smith Barney expenses incurred in distributing the Fund's shares over the sum of the distribution fees and CDSC received by Smith Barney from the Fund.



Distribution Arrangements


To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Company has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of each Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays Smith Barney a distribution fee, with respect to the Class B and Class L shares primarily intended to compensate Smith Barney for its initial expense of paying its Financial Consultants a commission upon sales of those shares. Such shares' distribution fees, which are accrued daily and paid monthly, are calculated at the annual rate of 0.75% of the value of average daily net assets attributable to the Class B and Class L shares.


Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount to be spent for the services provided by Smith Barney without shareholder approval, and all amendments of the Plan also must be approved by the Directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act). Pursuant to the Plan, Smith Barney will provide the Board of Directors periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.



Sales Charges paid to Smith Barney:


Name of Fund              Inception*
                          Through April 30, 1998
Global Value Fund         $414,000

Global Small Cap
Value Fund                 109,000
* For the period from December 19, 1997 (inception date) to April 30, 1998.

Class B share CDSC paid to Smith Barney:


Name of Fund               Inception*
                           Through April 30, 1998
Global Value Fund         $8,000
Global Small Cap
Value  Fund               2,000
* For the period from December 19, 1997 (inception date) to April 30, 1998.

Class L share CDSC paid to Smith Barney:


Name of Fund               Inception*
                          Through April 30, 1998
Global Value Fund          $1,000
Global Small Cap
Value  Fund                  ---
* For the period from December 19, 1997 (inception date) to April 30, 1998.


Each Fund pays a service fee with respect to Class A, B, and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. Each Fund also pays a distribution fee with respect to Class B and L shares at the annual rate of 0.75% of the average daily net assets for each respective Fund and class. Total Service and Distribution Plan fees incurred by the Funds for the period ended April 30, 1998 were:


Name of
Fund                Class A Shares    Class B Shares   Class L
Shares
Global Value
Fund*                  $20,329         $130,729        $30,488
Global Small
Cap Value Fund*           6,679          36,118          7,601
* For the period from December 19, 1997 (inception date) to April
30, 1998.


VALUATION OF SHARES


Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, President's Day, Good Friday, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Funds in valuing its assets.

A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Board of Directors. In carrying out the Board of Directors' valuation policies, MMC, as administrator, may consult with an independent pricing service (the "Pricing Service") retained by the Company.


Debt securities of United States issuers (other than U.S. government securities and short-term investments) are valued by MMC, as administrator, after consultation with the Pricing Service approved by the Board of Directors. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are not readily obtainable market quotations are carried at fair value as determine by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the Company under the general supervision and responsibility of the Board of Directors.


EXCHANGE PRIVILEGE

Except as noted below, shareholders of any fund of the Smith
Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other funds of the Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided your Registered Representative or your investment dealer is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange. Class B shares of any fund may be exchanged without a CDSC. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds and, for the purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

PERFORMANCE DATA

From time to time, a Fund may quote its yield, average annual total return or total return in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may be included in the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a Fund describes the expenses or performance of a Class, it will also disclose such information for the other Classes.

Yield

A Fund's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

YIELD = 2[(a-b/cd + 1)6 - 1]


Where:
a =
Dividends and interest earned during the period.

b =
Expenses accrued for the period (net of reimbursement).

c =
the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =
the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable
"a" in the formula) on debt obligations purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Fund from the continuous sales of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

"Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n = ERV

Where:
P 	=
a hypothetical initial payment of $1,000.

T	=
Average annual total return.

n 	=
Number of years.

ERV	=
Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10- year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions. A Class' total return figures calculated in accordance with the above formula assume that the maximum applicable sales charge or maximum applicable CDSC, as the case may be, has been deducted from the hypothetical $1,000 initial investment at the time of purchase or redemption, as applicable.


Class A average annual total returns were as follows for the periods indicated:


Name of Fund              Inception*
                          Through April 30, 1998
Global Value Fund         8.42%

Global Small Cap
Value  Fund                     3.21
* For the period from December 19, 1997 (inception date) to April
30, 1998.

These average annual total return figures assume that the maximum 5.00% sales charge assessed by the Funds on purchases of Class A shares has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted at the time of purchase, the Funds' aggregate total return reflecting the waiver of the investment advisory and sub-investment advisory and/or administration fees for the same period would have been 14.13% and 8.64%, respectively.

Class B average annual total returns were as follows for the periods indicated:


Name of Fund          Inception*
                      Through April 30, 1998
Global Value Fund      8.87%

Global Small Cap
Value  Fund             3.38
* For the period from December 19, 1997 (inception date) to April
30, 1998.

These figures assume that the applicable maximum 5.00% CDSC has been deducted from the investment at the time of purchase. If the investment advisory and sub-investment advisory and/or administration fees had not been partially waived and the maximum
CDSC had not been deducted at the time of purchase, the Funds' average annual total returns for the same period would have been 13.87% and 8.38% respectively, for the same period.

Class L average annual total returns were as follows for the periods indicated:


Name of Fund           Inception*
                       Through April 30, 1998
Global Value Fund       12.87%

Global Small Cap
Value  Fund             7.38
* For the period from December 19, 1997 (inception date) to April
30, 1998.

These average annual total return figures assume that the applicable CDSC has been deducted from the investment. Had the CDSC not been deducted, the average annual total return on the Funds' Class L shares would have been 13.87% and 8.38%, respectively, for the same period.

Class Y average annual total returns were as follows for the periods indicated:


Name of Fund         Inception*
                     Through April 30, 1998
Global Value Fund     4.50%

Global Small Cap
Value  Fund           5.37
* For the period from December 19, 1997 (inception date) to April
30, 1998.


Aggregate Total Return

Aggregate total return, as described below, represents the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:


	AGGREGATE TOTAL RETURN = 			ERV-P
				P

Where:
P 	=
a hypothetical initial payment of $1,000.

ERV	=
Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5- or 10-year period (a fractional portion thereof) at the end of the 1-, 5- or 10- year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

It is important to note that the yield and total return formula set forth above is based on historical earnings and is not intended to indicate future performance. A Class' performance will vary from time to time depending upon market conditions, the composition of the Fund's investment portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

	Performance information may be useful in evaluating a Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund changes in response to fluctuations in market conditions, interest rates and Fund expenses, no performance quotation should be considered a representation as to the Fund's performance for any future period.

A Fund may from time to time compare its investment results with the following:

	(1) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

	(2) Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets.

	(3) Dow Jones Industrial Average which is a price-weighted average of 30 actively traded stocks of highly reputable companies prepared by Dow Jones &
Co.

	(4) Financial News Composite Index.

	(5) Morgan Stanley Capital International World
Indices, including, among others, the Morgan Stanley
Capital International Europe, Australia, Far East
Index ("EAFE Index"). The EAFE Index is an unmanaged index of more than 800 companies of Europe, Australia and the Far East.

	(6) Data and comparative performance rankings published or prepared by CDA Investment Technologies, Inc.

	(7) Data and comparative performance rankings published or prepared by Wiesenberger Investment
Company Service.

	Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch, Bear Stearns & Co., Inc., Morgan Stanley, and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board. In addition, performance rankings and ratings reported periodically in national financial publications, including but not limited to Money Magazine, Forbes, Business Week, The Wall Street Journal and Barron's may also be used.

TAXES

	The following summary addresses the principal United States income tax considerations regarding the purchase, ownership and disposition of shares in a Fund.

General

	Each Fund intends to qualify and elect to be treated for each taxable year as a "regulated investment company" under Sections 851-855 of the Internal Revenue Service Code of 1986, as amended ("the Code"). To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, Futures and forward contracts) derived from its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). The diversification requirements described above may limit the Fund's ability to engage in hedging transactions by writing or buying options or by entering into Futures or forward contracts.

	Foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities, or options or forward contracts thereon, might be excluded by regulations from income that counts toward the 90% gross income requirement described above.

	As a regulated investment company, each Fund will not be subject to U.S. federal income tax on net investment income and net long-term capital gains distributed to shareholders if, as is intended, the Fund distributes at least 90% of its ordinary income and net short-term capital gains to the Fund's shareholders each year.

	Each Fund, however, will generally be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. Each Fund intends to make timely distributions of its income (including any net capital gains) in compliance with these requirements. As a result, it is anticipated that each Fund will not be subject to the excise tax.

	For federal income tax purposes, dividends declared by each Fund in October, November or December as of a record date in such month and which are actually paid in January of the following year will be treated as if they were paid on December 31. These dividends will be taxable to shareholders in the year declared, and not in the year in which shareholders actually receive the dividend.

	Gains or losses that a Fund recognizes upon the sale or other disposition of stock or securities will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund sells the stock or security short or acquires a put or writes a call thereon. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on stock or securities will generally be treated as gains and losses from the sale of stock or securities. If an option written for a Fund lapses or is terminated through a closing transaction the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If a Fund sells stock or securities pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the stock or securities delivered in determining the amount of gain or loss on the sale.

	Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

	Forward currency contracts, options and Futures contracts entered into by a Fund may create "straddles" for federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on such contracts or options or on the underlying securities.

	Certain options, Futures and foreign currency contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or contracts.

	If a Fund purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund itself may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is distributed by the Fund to its shareholders in a manner that satisfies the requirements described above. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements described above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually received by the Fund.



Redemption of Shares

	Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss.

	However, any loss realized by a shareholder upon the redemption or exchange of Fund shares held six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after such disposition, such as pursuant to reinvestment of dividends in Fund shares.

ADDITIONAL INFORMATION

The Company was incorporated on September 29, 1981 under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds, Inc., respectively.

Chase, located at Chase Metrotech Center, Brooklyn NY 11245, serves as the custodian of the Company. Under its custody agreement with the Company, Chase holds the Company's fund securities and keeps all necessary accounts and records. For its services, Chase receives a monthly fee based upon the month-end market value of securities held in custody and also receives transaction charges. Chase bank is authorized to establish separate accounts for foreign securities owned by the Company to be held with foreign branches of other domestic banks as well as with certain foreign banks and securities depositories. The assets of the Company are held under bank custodianship in compliance with the 1940 Act.

First Data, located at Exchange Place, Boston, Massachusetts
02109, serves as the Company's transfer agent. For these services, First Data receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Company during the month and is reimbursed for out-of-pocket expenses.




APPENDIX

BOND (AND NOTE) RATINGS

Moody's Investors Service, Inc. ("Moody's")

	Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

	A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

	Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefor not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B - Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

	Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

	C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

	Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Standard & Poor's Ratings Group ("S&P")

	AAA - Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

	AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

	A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

	BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

	BB, B and CCC - Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree if speculation than B and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	C - The rating C is reserved for income bonds on which no interest is being paid.

	D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

	S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

COMMERCIAL PAPER RATINGS

Moody's

Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P

     A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Supplementary Description of Interest Rate Futures Contracts and
Related Options

Characteristics of Futures Contracts. Currently, futures contracts can be purchased and sold on such securities as U.S. Treasury bonds, U.S. Treasury notes, GNMAs and U.S. Treasury bills. Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sales of a futures contract. The Fund will initially be required to deposit with the custodian or the broker an amount of "initial margin" of cash or U.S. Treasury bills. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a futures contract and the price of the underlying debt security has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying debt security has declined, the position would be less valuable and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund pays the difference and realizes the loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures contracts by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities which are the subject of the hedge. The price of the futures contract may move more than or less than the price of the debt securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it has not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the movement in the price of the futures contract. If the price of the futures contracts moves more than the price of the security, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the prices of the debt securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the prices of the futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts. Where futures are purchased to hedge against a possible increase in prices of securities before the Fund is able to invest its cash (or cash equivalents) in U.S. government securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in U.S. government securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts though offsetting transactions which could distort the normal relationship between the debt securities and futures markets; second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the debt securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment advisor may still not result in a successful hedging transaction over a very short time frame.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that the futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contracts. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements of the futures contracts and thus provide an offset to losses on futures contracts. Successful use of futures contracts by the Fund is also subject to the investment adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting markets of debt securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect debt securities held in its portfolio and prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sale of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Characteristics of Options on Futures Contracts. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transaction, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fund will not purchase options on futures contracts on any exchange unless and until, in the investment advisor's opinion, the market for such options had developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

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